U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. __

Post-Effective Amendment No. 29

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 31

(Check appropriate box or boxes)

HUSSMAN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

John F. Splain

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on November 1, 2018 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in common stocks and using hedging strategies to vary the exposure of the Fund to general market fluctuations.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: NOVEMBER 1, 2018

For information or assistance in opening an account, please call toll-free

1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	5
What has been the Fund’s Performance History?	7
Management of the Fund	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
Investment Objective, Strategies and Related Risks	10
Fund Management	18
How the Fund Values Its Shares	20
How to Buy Shares	21
How to Exchange Shares	26
How to Redeem Shares	27
Legal Proceedings	31
Dividends, Distributions and Taxes	33
Financial Highlights	34
Privacy Notice	35
For More Information	Back Cover

Hussman Strategic Growth Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC GROWTH FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.14%
Total Annual Fund Operating Expenses	1.37%(1)
Less: Contractual Expense Limitation	(0.08%)(2)
Total Annual Fund Operating Expenses After Expense Limitation	1.29%(3)

(1)

Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include Acquired Fund Fees and Expenses.

(2)	Reflects the amount of advisory fee deferrals for the current fiscal year.
(3)

The investment manager has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.15% of the Fund’s average daily net assets. This limit on operating expenses was increased from 1.07% to 1.10% effective November 1, 2015; from 1.10% to 1.13% effective November 1, 2016; and from 1.13% to 1.15% effective November 1, 2018. Under the terms of this agreement, the investment manager may recover from the Fund advisory fees previously deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 1.07% per annum of the Fund’s average daily net assets. The investment manager may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment manager’s contractual agreement to defer its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 131	$ 426	$ 742	$1,639

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund’s portfolio will typically be fully invested in common stocks favored by Hussman Strategic Advisors, Inc., the Fund’s investment manager, except for modest cash balances arising in connection with the Fund’s day-to-day operations. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures, or effect short sales of exchange traded funds (“ETFs”), to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations. When market conditions are viewed as favorable, the Fund may use options to increase its exposure to the impact of general market fluctuations.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used in assessing a stock’s valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows

2	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

in an attempt to measure underlying value and the potential for long-term returns. The analysis of market action includes measurements of price behavior and trading volume. The investment manager believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment manager believes that market return/risk conditions differ significantly across varying market conditions. The two most important dimensions considered by the investment manager are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to intentionally “leverage” or increase the stock market exposure of the Fund in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for “leveraging” or increasing stock market exposure may include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum exposure of the Fund to stocks, either directly through purchases of stock or indirectly through option positions, is not expected to exceed 150% of its net assets. This means that the value of the underlying positions represented by options is not expected to exceed 50% of the value of the Fund’s net assets at the time of investment.

Specific strategies for reducing or “hedging” market exposure may include buying put options on individual stocks or stock indices, writing covered call options on stocks which the Fund owns or call options on stock indices, or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment manager to be correlated with the Fund’s portfolio. In addition, the Fund may seek to hedge by effecting short sales of ETFs. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns. However, the Fund may experience a loss even when the entire

3

Risk/Return Summary (continued)

value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put options differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

To the extent the Fund establishes leveraged and hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions are favorable in the view of the investment manager, the use of options to increase the Fund’s market exposure may amplify the sensitivity of the Fund’s returns to general market fluctuations for meaningful periods of time, and the Fund may experience a net loss of time-value on purchased options. When market conditions are unfavorable in the view of the investment manager, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments (such as ETFs) on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when stock market conditions generally are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include indices of U.S. stocks such as the Standard & Poor’s 500 Index.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector may be affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

Because the S&P 500 Index is perhaps the most widely recognized index of U.S. common stocks, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on the investment manager’s view of market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices, particularly over the short term.

4	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

The principal risks of the Fund are the risks generally associated with investing in stocks. General stock market movements will affect the prices of stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, or real or perceived adverse market and political conditions. Global economies and financial markets are increasingly interconnected. As a result, foreign economic and political events may adversely affect U.S. securities markets and the prices of securities held by the Fund. In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity in such markets and securities in which the Fund invests. The withdrawal of this support or investor perceptions that these actions are not succeeding could negatively affect financial markets generally. There is the risk that future actions by foreign governments or by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the United States and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, uncertainty surrounding the sovereign debt of European Union members and the viability of the European Union, could negatively impact the financial markets and the performance of the Fund. In addition, international trade tensions and the implementation by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance.

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential for appreciation in value of the securities in which the Fund invests. The investment program of the Fund includes the use of certain hedging strategies and techniques that are not employed by traditional mutual funds and there is no assurance that these strategies will be successful. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund,

5

Risk/Return Summary (continued)

particularly during times when the stock market is generally rising. Also, because the Fund’s exposure to market fluctuations will vary depending on the investment manager’s assessment of current stock market conditions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive investment posture by hedging all or a portion of the exposure of its portfolio against the risk of price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged and the Fund may experience a loss. Alternatively, if the Fund has leveraged a portion of the exposure of its portfolio in a climate which has historically been favorable for stocks and stock prices decline, the Fund may experience investment losses that are greater than if the Fund had not leveraged its exposure. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 1½ times as it would if the Fund had not leveraged its exposure to stocks.

From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share. Business sectors that the Fund may emphasize from time to time may include, but are not limited to, the Information Technology, Health Care and Consumer Discretionary sectors. The value of securities of companies in the Information Technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products. Companies in the Health Care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and the prices of securities of such companies may be significantly affected adversely by rapid obsolescence and patent expirations. The prices of securities of companies in the Consumer Discretionary sector may be significantly affected adversely by, among other things, overall economic conditions, interest rates, consumer confidence and disposable income. As of September 30, 2018, the Fund had 26.7% of the value of its stock portfolio invested in stocks of companies in the Consumer Discretionary sector. As of such date, the Consumer Discretionary sector was the fourth largest sector in the S&P 500 Index, representing 13.1% of such Index.

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

6	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

The techniques used by the investment manager to hedge the exposure of the Fund’s stock portfolio are primarily intended to reduce the impact of general market fluctuations on the Fund’s portfolio, but such techniques involve certain risks and may adversely impact the investment performance of the Fund. For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have an unexpected or undesirable result, such as a loss or a reduction in gains. The Fund may experience a loss even when it is “fully hedged,” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. The Fund’s hedging positions are primarily intended to provide a hedge against general movements in the stock market as they might impact the overall portfolio. However, the Fund does not invest solely in the securities included in any index or invest in industry sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular industry sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying such options are unchanged. The use of these strategies may result in a high degree of portfolio turnover, which would result in higher transaction costs for the Fund.

Various technologies are used by the investment manager and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, which could adversely impact such issuers and cause the Fund’s investments in these securities to lose value.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

7

Risk/Return Summary (continued)

The Fund’s year-to-date return through September 30, 2018 is –3.83%.

During the periods shown in the bar chart, the highest return for a quarter was 7.25% during the quarter ended September 30, 2011 and the lowest return for a quarter was –12.93% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	–12.72%	–9.57%	–6.83%
Return After Taxes on Distributions	–12.83%	–9.71%	–7.14%
Return After Taxes on Distributions and Sale of Fund Shares	–7.12%	–6.89%	–4.46%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

8	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

MANAGEMENT OF THE FUND

Investment Manager

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the Fund’s portfolio manager since its inception in July 2000. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement. See “Dividends, Distributions and Taxes” below.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in common stocks and using hedging strategies to vary the exposure of the Fund to general market fluctuations. The Fund is designed for investors who want to participate in the stock market, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for stocks.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

Individual stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ Stock Market. The investment manager’s investment process emphasizes “bottom-up” security selection, focusing on an analysis of a company’s “fundamentals” – revenues, earnings, cash-flows, dividends, and assets and liabilities – coupled with an analysis of market action, including price behavior and trading volume.

The investment manager’s stock selection approach generally seeks to identify for investment by the Fund securities which display one or more of the following: (1) favorable valuation, meaning a price which appears reasonable relative to revenues, earnings, cash-flows and dividends expected in the future; and (2) favorable market action as measured by factors such as price behavior and trading volume.

The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. However, such surprises are often preceded by price strength. In addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices.

The focus of this investment approach is to buy stocks of quality companies exhibiting attractive valuation and market action (price and volume behavior) which the investment manager believes convey favorable information about the future prospects of such companies.

10	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Evaluation of Market Conditions

Some risks are more rewarding than others. Rather than fully exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for common stocks. In market conditions which the investment manager identifies as involving high risk and low expected return per unit of risk, the Fund’s portfolio may be hedged by using stock index futures, options on stock indices or options on individual securities, or by effecting short sales of ETFs. In market conditions where average historical returns on common stocks have been near or below risk-free Treasury bill yields, the Fund’s portfolio may be fully hedged. The Fund will be fully invested or leveraged only when the investment manager identifies conditions in which stocks have historically been rewarding investments.

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The investment manager’s estimates of prospective market return and risk are based on historical data. There is no assurance that these return/risk profiles will have validity in the future or will allow the investment manager to correctly assess market conditions.

The investment manager uses an ensemble of evidence to classify investment conditions, with “valuation” and “market action” being the most important considerations. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager assesses market action by evaluating economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances. Thus, market action gauges aspects of market behavior well beyond obvious trends of major stock market indices and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

The intent of the investment manager’s approach is not to “predict” market direction. All of the investment conditions identified by the investment manager are based on average profiles of expected market returns and risks. Thus, actual market returns may be positive or negative in any specific instance. Rather, the intent of the approach is to classify prevailing investment conditions with those historical instances having the greatest similarity, and to accept those investment risks which have historically been compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

11

Investment Objective, Strategies and Related Risks
(continued)

The investment manager believes that the strongest market returns generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest market returns have been associated with these conditions. Accordingly, this is a climate in which the Fund may establish an aggressive investment position, possibly including the use of leverage. Although historical stock market returns in such conditions generally have been above the norm, it is possible during any particular period that returns in such conditions may nonetheless be negative. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.

In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. When both valuations and market action have been unfavorable, common stocks have historically generated poor returns, on average. Even so, it is possible that returns in these conditions may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

Although the classification of market conditions depends on a wide range of observable conditions, hedging and leverage are expected to be used to a lesser extent during intermediate conditions where either valuation or market action is favorable and the other is unfavorable.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.) Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment manager attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

12	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

●

Common Stock Investment Risks. Because the Fund will typically be fully invested in common stocks, the value of the Fund’s portfolio will be affected by general movements of the stock markets. At times, stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). The Fund is also subject to the risk that foreign economic and political events will adversely affect the U.S. securities markets and the prices of securities held by the Fund. Not all of these factors can be predicted.

●

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

●

Sector Risk. If the Fund emphasizes one or more business sectors in its portfolio, it may be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than funds that do not emphasize particular business sectors. To the extent the Fund emphasizes investments in a particular business sector, there is a greater risk of loss because the prices of the securities of companies in that sector may react similarly to legislative or regulatory changes, adverse market conditions or increased market competition affecting that sector. In addition, a significant difference between the weighting of the Fund’s investments in the securities of issuers in a business sector and the weighting of that sector in broad market indices may cause the Fund’s investment performance to differ from the performance of those indices.

●

Exchange Traded Fund Risk. The Fund may invest in shares of ETFs and similar investment vehicles in order to maintain or adjust the Fund’s exposure to the stock market generally or to particular business sectors and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares in which the Fund generally invests are shares of exchange traded

13

Investment Objective, Strategies and Related Risks
(continued)

investment companies registered under the Investment Company Act of 1940 that typically hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. ETFs are also subject to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its net asset value; (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) individual stocks, futures contracts, or options on futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

●

Short Sales of ETFs. The Fund effects short sales of ETF shares and similar investment vehicles solely for hedging purposes. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

14	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

●

Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities and shares of ETFs (and similar investment vehicles). These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund’s stock portfolio against potential market declines. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and to write call options on stocks or ETFs which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk, and may write put options on stocks as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund’s total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund’s net assets. This means that the value of the underlying positions represented by options and futures is not expected to exceed 50% of the value of the Fund’s net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 1½ times as it would if the Fund had not leveraged its portfolio. The most defensive stance expected to be taken by

15

Investment Objective, Strategies and Related Risks
(continued)

the Fund will be a “fully hedged” position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed the aggregate value of the common stocks owned by the Fund.

The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations. For purposes of these limitations, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Derivative instruments can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund may experience a loss even when it is “fully hedged” if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment manager believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which rarely represents more than a small percentage of the value of the Fund’s net assets.

16	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The adoption of new regulations applicable to transactions in derivative instruments, including a rule applicable to the use of derivatives by mutual funds that has been proposed by the Securities and Exchange Commission, could adversely affect the Fund’s use of derivatives and its ability to pursue its investment program, depending on the provisions of the rule as adopted.

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment manager, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the general market advances during such periods, these defensive investments may reduce the Fund’s return relative to a passive buy-and-hold investment strategy. The Fund may also hold these investments for liquidity purposes, or as collateral against certain hedging positions held by the Fund. A low interest rate environment may prevent money market instruments or shares of money market mutual funds from keeping pace with inflation, which could result in a net loss of purchasing power for long-term investors. When the Fund invests in shares of money market mutual funds, the Fund will bear its pro rata proportion of the mutual fund’s expenses, in addition to the expenses the Fund bears directly for its own operations.

●

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

17

Fund Management

THE INVESTMENT MANAGER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment manager of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in July 2000. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. The Fund’s investment activities are highly dependent upon the services personally provided by Dr. Hussman. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. Effective November 1, 2015, the investment advisory fee is computed at the annual rates of 0.90% on the first $2 billion of average daily net assets of the Fund, 0.85% on the next $3 billion of such assets, and 0.80% on such assets over $5 billion, less any fee deferrals. Prior to November 1, 2015, the Fund paid Hussman Strategic Advisors an investment advisory fee computed at the annual rates of 0.90% of the first $5 billion of average daily net assets of the Fund and 0.85% of such assets over $5 billion, less any fee deferrals.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses

18	Hussman Strategic Growth Fund	(800) HUSSMAN

Fund Management (continued)

(excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.15% of the Fund’s average daily net assets. This limit on operating expenses was increased from 1.07% to 1.10% effective November 1, 2015; from 1.10% to 1.13% effective November 1, 2016; and from 1.13% to 1.15% effective November 1, 2018. Any such fee deferrals by Hussman Strategic Advisors through November 1, 2019 or thereafter, or payments by Hussman Strategic Advisors of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 1.07% of the Fund’s average daily net assets, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The investment advisory fee paid by the Fund to Hussman Strategic Advisors during the fiscal year ended June 30, 2018, net of fee deferrals, was equal to 0.80% of the Fund’s average daily net assets. Hussman Strategic Advisors may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual report for the fiscal year ended June 30, 2018.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

19

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined under procedures adopted by the Board of Trustees.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the Investment Company Act of 1940 (except shares of ETFs which are valued using their sales prices or market quotations) based upon net asset values of those shares last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

20	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Growth Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

21

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

22	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

●

By sending a check, made payable to Hussman Strategic Growth Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire of federal funds to the Fund account as described above under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

23

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

24	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

25

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

26	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless the telephone redemption option was specifically declined on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

27

How to Redeem Shares (continued)

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether you request payment by check, by wire transfer or through ACH. Under unusual circumstances, as permitted by the Investment Company Act of 1940 or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment manager otherwise deems such borrowing to be appropriate.

28	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Redeem Shares (continued)

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

29

How to Redeem Shares (continued)

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

30	Hussman Strategic Growth Fund	(800) HUSSMAN

Legal Proceedings

Several lawsuits have been filed relating to the Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, the Fund and Hussman Strategic Advisors (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and the Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. The Fund and Hussman Strategic Advisors were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, the Fund and Hussman Strategic Advisors may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision.

31

Legal Proceedings (continued)

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named the Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss that was filed on behalf of all shareholder defendants on April 24, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee sought leave to appeal the District Court’s order, and the District Court has indicated that it will certify an interlocutory appeal after it resolves all other pending motions to dismiss.

The Litigation Trustee is seeking to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). In addition, the Litigation Trustee has requested that the District Court defer certification of an interlocutory appeal from the Court’s dismissal of the Litigation Trustee’s intentional fraudulent conveyance claim.

Although the District Court denied the Litigation Trustee’s motion to amend its complaint on August 24, 2017, the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. That motion has been stayed by the District Court pending action by the Second Circuit in the Individual Creditor Actions.

On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management. The Second Circuit issued an order recalling the mandate “in anticipation of further panel review” on May 16, 2018.

The lawsuits allege no misconduct by the Hussman Entities, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to the Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (representing, as of June 30, 2018, approximately 9.1% of the Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to the Fund, the payment of judgments or settlements by the Fund in connection with the proceedings could have a material adverse effect on its NAV per share.

32	Hussman Strategic Growth Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

33

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$6.68	$7.93	$8.70	$9.74	$10.49

Income (loss) from investment operations:
Net investment income	0.06	0.02	0.03	0.08	0.08
Net realized and unrealized losses on investments and written option contracts	(0.25)	(1.25)	(0.75)	(1.05)	(0.72)
Total from investment operations	(0.19)	(1.23)	(0.72)	(0.97)	(0.64)

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.05)	(0.07)	(0.11)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$6.46	$6.68	$7.93	$8.70	$9.74

Total return (b)	(2.81%)	(15.53%)	(8.34%)	(9.99%)	(6.11%)

Net assets at end of year (000’s)	$324,003	$375,467	$580,503	$756,904	$1,137,305

Ratio of total expenses to average net assets	1.23%	1.19%	1.15%	1.12%	1.12%

Ratio of net expenses to average net assets (c)	1.13%	1.12%	1.09%	1.07%	1.07%

Ratio of net investment income to average net assets (c)	0.82%	0.19%	0.34%	0.79%	0.43%

Portfolio turnover rate	142%	209%	161%	107%	141%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions.

34	Hussman Strategic Growth Fund	(800) HUSSMAN

Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

35

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

36	Hussman Strategic Growth Fund	(800) HUSSMAN

INVESTMENT MANAGER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

312 Walnut Street, 19th Floor

Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Growth Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

The Fund seeks to achieve long-term total return from income and capital appreciation. It pursues this objective by investing primarily in fixed-income securities.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: NOVEMBER 1, 2018

For information or assistance in opening an account, please call toll-free

1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has been the Fund’s Performance History?	11
Management of the Fund	13
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
Investment Objective, Strategies and Related Risks	14
Fund Management	23
How the Fund Values Its Shares	25
How to Buy Shares	26
How to Exchange Shares	31
How to Redeem Shares	32
Dividends, Distributions and Taxes	36
Financial Highlights	37
Privacy Notice	39
For More Information	Back Cover

Hussman Strategic Total Return Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC TOTAL RETURN FUND (the “Fund”) seeks to achieve long-term total return from income and capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	0.82%(1)
Less: Contractual Expense Limitation	(0.02%)(2)
Total Annual Fund Operating Expenses After Expense Limitation	0.80%(3)

(1)

Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include Acquired Fund Fees and Expenses.

(2)	Reflects the amount of advisory fee deferrals for the current fiscal year.

(3)

The investment manager has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 0.75% of the Fund’s average daily net assets. This limit on operating expenses was increased from 0.63% to 0.68% effective November 1, 2014; from 0.68% to 0.70% effective November 1, 2015; from 0.70% to 0.73% effective November 1, 2016; and from 0.73% to 0.75% effective November 1, 2018. Under the terms of this agreement, the investment manager may recover from the Fund advisory fees previously deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 0.63% per annum of the Fund’s average daily net assets. The investment manager may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment manager’s contractual agreement to defer its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 82	$ 260	$ 453	$1,012

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated BBB or higher by Standard & Poor’s Global Ratings or Baa or higher by Moody’s Investors Service, Inc., or having an equivalent rating from another independent rating organization. When market conditions favor wider diversification in the view of Hussman Strategic Advisors, Inc., the Fund’s investment manager, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility and other energy-related stocks, precious metals and mining stocks, shares of real estate investment trusts (“REITs”), shares of exchange traded funds (“ETFs”) and other similar instruments, and foreign government debt securities, including debt issued by governments of emerging market countries. In addition, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio’s exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage the Fund’s exposure to interest rate risk.

2	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

The Fund’s principal investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of portfolio holdings, the Fund’s exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund’s portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund’s net asset value could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.

The investment manager believes that return/risk characteristics in the fixed-income market differ significantly across varying market conditions. The two most important dimensions considered by the investment manager are “valuation” and “market action.” In the fixed income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition to these measures, the investment manager considers economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment manager believes that foreign government debt and precious metals stocks are favored when “real” U.S. interest rates (nominal interest rates minus inflation) are declining relative to “real” foreign interest rates.

The investment manager generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment manager will also purchase utility and other energy-related stocks, precious metals stocks, shares of REITs, and foreign government debt when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

3

Risk/Return Summary (continued)

Specific strategies for increasing interest rate exposure include the purchase of long-term bonds, Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

Specific strategies for reducing or ”hedging” interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. In addition, the Fund may seek to hedge by effecting short sales of ETFs. The total notional value of the Fund’s hedge positions (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more, so that the most defensive position expected by the Fund will be a “fully hedged” position in which the entire value of intermediate and long-term fixed-income securities held by the Fund is protected. However, the Fund may experience a loss even when the entire value of its fixed-income portfolio is hedged if the securities held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector may be affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

The principal risks of the Fund are the risks generally associated with investing in fixed-income securities. Global economies and financial markets are increasingly interconnected. As a result, economic and political events within the U.S. or another country may adversely affect securities markets in which the Fund invests and the prices of securities held by the Fund that trade in those markets. In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board (the “Federal Reserve”), as well as many foreign governments and their central banks have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack

4	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

of liquidity. Following the financial crisis, the Federal Reserve kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (“Quantitative Easing”). The decision by the Federal Reserve in 2017 to raise the federal funds rate and taper Quantitative Easing, and the possibility that interest rates will continue to rise, may cause the Fund to experience a heightened level of interest rate risk. There is a risk that future policy changes by the U.S. Government and other governments to stimulate or stabilize economic growth could result in increased volatility and less liquidity in the financial markets. In addition, political events within the United States and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, uncertainty surrounding sovereign debt of a number of European Union members and the viability of the European Union, have disrupted, and may in the future, disrupt markets in the U.S. and around the world. At times there may be an imbalance of supply and demand in the fixed income market, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of transparency.

The success of the Fund’s investment strategies depends largely on the investment manager’s skill in assessing the potential returns of the securities in which the Fund invests. The investment program of the Fund includes the use of certain hedging strategies and alternatives to fixed-income securities that are not employed by traditional mutual funds and there is no assurance that these strategies will be successful. The use of these strategies may adversely impact the investment performance of the Fund and may result in a high degree of portfolio turnover, which would result in higher transaction costs for the Fund. Also, because the Fund’s investment position at any given time will range from aggressive to defensive depending on the investment manager’s assessment of the current conditions within the fixed-income market, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive investment posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors in the Fund will be lower than if the portfolio had maintained a longer average maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, an increase in interest rates will magnify the Fund’s investment losses.

The primary risks of investing in the Fund include the following:

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, the fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be greater during periods in which the Fund’s portfolio

5

Risk/Return Summary (continued)

emphasizes long-term debt, which has greater interest rate risk than short-term debt. With the cessation of certain market support activities by the Federal Reserve, the Fund may face a heightened level of interest rate risk as rates across the financial system rise.

Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund’s ownership of these securities in a period of rising interest rates could cause a greater decline in the value of Fund shares than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

Call Risk. Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security fails to make scheduled principal or interest payments, or if the credit rating of the issuer or guarantor is downgraded. U.S. Government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, only by the credit of the issuing U.S. Government agency, instrumentality or corporation or otherwise supported by the United States. No assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Foreign government bonds are subject to the additional risks associated with foreign investments. In the event of a default by a foreign governmental entity on a debt obligation, the Fund may have few or no effective legal remedies for recovering principal and interest owed on the obligation. Other types of fixed income securities held by the Fund are subject to varying degrees of credit risk. Corporate bonds and foreign government bonds have the greatest degree of credit risk of the fixed-income securities in which the Fund may invest. Issuers of corporate bonds may not be able to pay their principal and interest payments when due.

Securities rated in the lowest of the investment-grade categories (BBB/Baa or an equivalent rating) are considered to be more speculative than higher-rated securities. Their issuers may not be as financially strong and they may have a weakened capacity to pay principal or interest, especially during periods of economic uncertainty or downturn. The Fund’s investment grade determination is made at the time of purchase. If a security’s rating

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Risk/Return Summary (continued)

is reduced below investment grade, the Fund is not required to liquidate the position. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

Tracking Risk. Because the investment manager will actively manage the portfolio of the Fund in response to changing market conditions, the performance of the Fund may vary substantially from the performance of a passive bond index. These differences in performance may be accentuated due to investments by the Fund in utility and energy-related stocks, precious metals stocks, shares of REITs, and foreign government bonds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell in the secondary market, possibly preventing the Fund from selling such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances. Liquidity risk may result from the lack of an active market in a security or a reduced number and capacity of traditional market participants to make a market in a security, and may be magnified in a rising interest rate environment or in other circumstances where higher than normal investor redemptions of shares of fixed-income mutual funds causes an increased supply of fixed-income securities in the market due to a high level of sales of such securities by those funds. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” (i.e., buy or sell a security at the quoted bid and ask price, respectively) are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. The Fund’s investments in foreign government debt are expected to have the greatest exposure to liquidity risk because the markets for these investments are generally less liquid than the market for U.S. Government securities. The Fund will not invest more than 15% of the value of its net assets in securities and other investments that are illiquid.

Derivatives Risk. The Fund may use options and futures on U.S. Treasury securities to manage interest rate risk. The Fund may also use foreign currency options and futures to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. These instruments are described in greater detail in the Statement of Additional Information (“SAI”). The techniques used by the Fund to hedge interest rate risk are intended by the investment manager to protect against capital depreciation in the portfolio, but such techniques involve

7

Risk/Return Summary (continued)

certain risks and may adversely impact the value of the Fund’s investments. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund purchases and writes foreign currency options and futures in order to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

Mortgage-Related Securities Risk. Mortgage-related securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-related securities have been subject to greater illiquidity risk. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. The Fund may invest up to 30% of its net assets in debt securities issued by foreign governments. Securities issued by foreign governments, which may be traded principally in markets outside the United States, are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign economies may also be less stable. For example, European Union member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-term effects for the economies of those countries and other European countries. In June 2016, voters in the United Kingdom opted to leave the European Union, and in March 2017, the United Kingdom triggered the withdrawal

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Risk/Return Summary (continued)

procedures which began a period during which the terms of the United Kingdom’s exit from the European Union is being negotiated. There is considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union. As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other European Union countries, and the broader global economy that could adversely impact the prices and liquidity of securities held by the Fund.

Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, trade balances, intervention (or lack thereof) by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls or other political developments. In addition to purchasing foreign government bonds, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The Fund’s expected use of foreign currency options will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts. The use of options and futures contracts on a foreign currency is intended to simulate the purchase of a short-term debt security denominated in such foreign currency. If the Fund holds foreign bonds directly, it does not expect to hedge against fluctuations in the value of foreign currencies underlying the bonds.

Emerging Markets Risk. The risks of foreign investments are significantly greater for investments in emerging market countries. Currently, emerging markets include, among others, most African, Asian, Eastern European, Middle Eastern and South and Central American nations. These countries may have sovereign ratings that are below investment grade or are unrated. The Fund will be subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal and interest when due. Investments in emerging markets are typically less liquid and are especially subject to greater price volatility. Rapid changes in inflation rates may have a negative impact on the economies and securities markets of certain emerging market countries. Many emerging market countries are subject to a substantial degree of economic, political and social instability. Unanticipated political or social developments may result in sudden and significant investment losses. The governments of certain Asian countries actively

9

Risk/Return Summary (continued)

manage their currencies relative to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on foreign investments. Investing in emerging market countries involves greater risk of loss due to expropriation, confiscation of assets or the imposition of restrictions on foreign investments and on repatriation of capital invested. These risks are not normally associated with investments in more developed countries.

Stock Investment and Sector Risks. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, general economic conditions and investors’ perceptions of the company, its industry or the overall stock market. General stock market movements will affect the values of the Fund’s investments in utility and other energy-related stocks, precious metals stocks, shares of REITs and shares of ETFs, which may comprise a significant portion of the Fund’s net assets depending on market conditions. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Investments in energy-related stocks are subject to the risks of obsolescence of existing technology, fluctuations in energy prices, supply and demand, the success of exploration projects and government regulations and policies. Prices of precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems.

From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.

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Risk/Return Summary (continued)

Exchange Traded Fund Risk. Investments in ETF shares are subject to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its net asset value; (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

Technology and Cybersecurity Risk. Various technologies are used by the investment manager and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, which could adversely impact such issuers and cause the Fund’s investments in these securities to lose value.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

11

Risk/Return Summary (continued)

The Fund’s year-to-date return through September 30, 2018 is –2.96%.

During the periods shown in the bar chart, the highest return for a quarter was 6.68% during the quarter ended March 31, 2016 and the lowest return for a quarter was -6.45% during the quarter ended June 30, 2013.

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	1.21%	0.58%	2.69%
Return After Taxes on Distributions	1.06%	0.29%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.70%	0.32%	1.90%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%

12	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

MANAGEMENT OF THE FUND

Investment Manager

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the Fund’s portfolio manager since its inception in September 2002. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement. See “Dividends, Distributions and Taxes” below.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term total return from income and capital appreciation. It pursues this objective by investing primarily in fixed-income securities. The Fund is designed for investors who want to participate in the fixed-income markets, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for fixed-income securities.

PORTFOLIO MANAGEMENT PROCESS

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable, and to choose the securities held by the Fund. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The investment manager’s estimates of prospective market return and risk are based on historical data. There is no assurance that these return/risk profiles will have validity in the future or will allow the investment manager to correctly assess market conditions.

Duration

A central feature of any fixed-income investment is its duration. The price of a fixed-income security, such as a bond, reflects the present discounted value of future interest and principal payments. The duration of a fixed-income security is the average date at which these payments are made, weighted by their present value. For example, a 10-year bond having a zero coupon simply has a duration of 10 years. In contrast, a 10-year 6% coupon bond priced at par has a duration of only 7.8 years. The coupon bond has a lower duration – and lower sensitivity to interest rate changes – because part of its payment stream is received annually as coupon payments. Importantly, duration measures not only the effective maturity of a bond, but is also a measure of its price sensitivity to interest rate changes.

When long-term interest rates are relatively high and falling, long duration securities typically exhibit strong capital gains and favorable total returns. In contrast, when long-term interest rates are relatively low and rising, long duration securities typically exhibit significant capital losses and unfavorable total returns.

The investment manager adjusts the duration of the Fund’s portfolio in response to changes in market conditions. Rather than exposing the Fund to passive interest rate risk at all times, the investment manager attempts to limit the risk of major capital loss by shortening portfolio duration during conditions that have historically been unfavorable for fixed-income investments, and to increase the Fund’s potential for capital gains by lengthening portfolio duration during conditions that have historically been rewarding for fixed-income investments.

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Investment Objective, Strategies and Related Risks
(continued)

Yield Curve

The yield curve depicts the profile of interest rates from short-term to long-term maturities. Shifts in the shape of the yield curve have important consequences on the total return of fixed-income securities of various maturities. For example, during the latter part of economic expansions, inflationary pressures often rise, causing an “inverted yield curve,” where short-term interest rates rise above long-term rates. Depending on the strength of these shifts, short-term fixed-income securities may actually be subject to greater price fluctuation than long-term bonds. Conversely, when a portion of the yield curve slopes steeply upward, certain medium-term securities may actually deliver a greater total return than higher-yielding long-term securities, as time passes and the position of each bond “rides” along the yield curve. The investment manager intends to adjust the Fund’s portfolio in response to perceived opportunities and risks presented by shifts in the yield curve.

Sector Allocation

Depending on the profile of valuations and market action, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, including foreign securities. These securities may include utility and other energy-related stocks, gold mining stocks and other precious metals stocks, shares of REITs and ETFs, and foreign government debt. The investment manager intends to purchase these types of securities when market conditions are believed to favor such diversification.

The investment manager believes that the long-term total return on utility and other energy-related stocks is driven by the sum of the dividend yield and the long-term growth rate of dividends. Short-term returns are also affected by the trend of yields in competing assets such as bonds. Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. The prices of REIT shares are generally subject to the risks associated with investing in real estate. In particular, returns can be significantly affected by changes in interest rates.

Foreign currencies are held by investors both as a means of payment and as an investment vehicle. The investment manager employs proprietary methods of estimating the valuation of foreign currencies. Specifically, the investment manager believes that exchange rates are driven by international differences in the prices of goods and services, and by relative levels of real interest rates (nominal interest rates minus inflation) across countries. In general, countries with relatively high real interest rates typically have exchange rates that are higher than would be predicted by relative price levels. Moreover, changes in real interest rates have important effects on exchange rates. As the price of gold typically moves inversely to the value of the U.S. dollar, market conditions that are relevant to foreign currencies are typically relevant to gold as well.

15

Investment Objective, Strategies and Related Risks
(continued)

Evaluation of Market Conditions

Unlike many fixed-income funds, the Fund seeks to vary its emphasis strategically between capital appreciation and protection of capital depending on market conditions. The investment manager uses an ensemble of evidence to classify investment conditions, with “valuation” and “market action” being the most important considerations. In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

The intent of the investment manager’s approach is not to predict the future direction of interest rates, but rather to classify prevailing investment conditions with those historical instances having the greatest similarity. Based on its classification of prevailing market conditions and their average historical return/risk profile, the investment manager seeks to position the Fund’s portfolio so as to accept those investment risks which have historically been compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated. It should be recognized that all of the market conditions identified by the investment manager are based on average profiles of expected market returns and risks. Thus, actual market returns may be positive or negative in any specific instance.

The investment manager believes that the strongest returns in the fixed-income market generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the fixed-income market has been associated with these conditions. Accordingly, this is a climate in which the Fund may establish an aggressive investment position by maintaining a longer average portfolio maturity, possibly including substantial investments in long-term debt and Treasury strips, which have a high sensitivity to interest rate fluctuations. Although historical returns for long-term bonds in such conditions have typically been above the norm, it is possible that returns may be negative during any particular period. An emphasis on long-term bonds in this climate could lead to a greater loss or a smaller gain than if the Fund had not increased its average portfolio maturity.

Because the level of yields is the primary source of returns in the fixed-income markets, the Fund will tend to emphasize medium- and long-term fixed-income investments when interest rates are relatively high, regardless of the status of market action. However, the exposure of the Fund to interest rate risk is generally expected to be less aggressive when market action is unfavorable than when it is favorable.

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Investment Objective, Strategies and Related Risks
(continued)

When interest rates are unfavorably low and market action exhibits favorably declining yield trends, the Fund will tend to emphasize short- and medium-term securities, while using declines in yield as opportunities to reduce its holdings of long-term bonds or otherwise to hedge its interest rate risk.

The investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. This is typically a climate in which the Fund will establish a defensive investment position by maintaining a shorter average portfolio maturity emphasizing short-term securities. In this climate, the Fund may also hedge its exposure to interest rate risk by using options on Treasury securities or by effecting short sales of ETFs. Although historical returns in this climate have been, on average, below the norm, it is possible that returns may be significantly positive during any particular period. The emphasis on short-term securities in this climate could lead to a loss or a smaller gain than if the Fund had not shortened its average portfolio maturity.

INVESTMENT PRACTICES AND RISKS

The Fund invests primarily in fixed-income securities issued by the U.S. Treasury, U.S. Government agency securities (primarily mortgage-related securities), and investment grade corporate debt securities. Fixed-income securities are subject to interest rate risk, which may be substantial for long-term debt and are also subject to varying degrees of credit risk and liquidity risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policy, inflation rates and general economic conditions. Mortgage-related securities are subject to special risks that may result in increased losses when interest rates rise, and limit appreciation when interest rates fall.

The primary strategy of the Fund involves adjustment of the Fund’s average portfolio maturity (duration) in response to changes in the market climate identified by the investment manager. A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The SAI contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.)

17

Investment Objective, Strategies and Related Risks
(continued)

Zero-Coupon Bonds and Treasury STRIPS

The Fund may invest in zero-coupon bonds and U.S. Treasury STRIPS. These include securities that have no coupons and pay interest only at maturity, and securities that have been stripped of their interest coupons, as well as individual interest coupons from such securities that trade separately. These securities entitle the holder to a single payment at maturity, and are purchased at a discount from their maturity value. STRIPS and other zero-coupon securities typically have a significantly higher duration than coupon securities of the same maturity, and experience proportionately greater price fluctuations in response to changes in interest rates. The Fund intends to use STRIPS and similar instruments to increase portfolio duration during market climates in which long-term interest rates are high relative to inflation and short-term interest rates. These securities have significant interest rate risk, and generally experience larger price declines when interest rates rise, compared with coupon-bearing securities of the same maturity.

Convertible Bonds

Corporate bonds purchased by the Fund may include securities that are convertible at a stated price or rate within a specified period of time into a specified number of shares of common stock of the issuer. By investing in convertible bonds, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the bonds are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible bond is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the bond’s worth, at market value, if converted into the underlying common stock). A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible bond. If a convertible bond held by the Fund is called for redemption, the Fund must permit the issuer to redeem the bond, convert it into the underlying common stock or sell it to a third party.

Treasury and Currency Derivatives

The Fund may purchase and sell futures contracts on U.S. Treasury securities, as well as put and call options on U.S. Treasury futures contracts, to manage its interest rate risk. These futures contracts enable an investor to buy or sell a U.S. Treasury security in the future at an agreed-upon price. A call option on a futures contract gives the purchaser of the option the right to purchase the underlying futures contract from the writer of the option at a specified exercise price. A put option on a futures contract gives the purchaser of the option the right to sell the underlying futures contract to the writer of the option at a specified exercise price.

18	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The Fund may purchase and sell put and call options on foreign currencies and currency futures contracts to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The Fund may also use cash-settled currency options, which deliver cash upon exercise. A cash-settled call option gives the holder the right to receive the amount by which the actual price of the foreign currency exceeds the specified exercise price of the option (both generally expressed in U.S. dollars), if this value is positive at the time of exercise. A cash-settled put option gives the holder the right to receive the amount by which the specified exercise price of the option exceeds the actual price of the foreign currency, if this value is positive at the time of exercise. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts to gain exposure to currencies which the Fund seeks to own. These strategies are intended to simulate the purchase of a short-term money market instrument denominated in the foreign currency.

The Fund may seek to enhance returns by writing call options to hedge debt securities which are owned by the Fund but which are not expected to advance significantly in price over the short term. Call options may also be written to hedge debt securities held by the Fund for the purpose of hedging interest rate risk. The Fund may purchase put options for the purpose of hedging the interest rate risk of debt securities held by the Fund. The Fund may also simultaneously write call options and purchase put options in order to restrict price fluctuations within a desired range.

The techniques used by the Fund to hedge its portfolio are considered by the investment manager to be conservative strategies, but involve certain risks. Derivatives such as futures contracts and options can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the securities underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security. The adoption of new regulations applicable to transactions in derivative instruments, including a rule applicable to the use of derivatives by mutual funds that has been proposed by the Securities and Exchange Commission, could adversely affect the Fund’s use of derivatives and its ability to pursue its investment program, depending on the provisions of the rule as adopted.

19

Investment Objective, Strategies and Related Risks
(continued)

Inflation Indexed Securities

The Fund may invest in inflation-indexed securities issued by governments and their agencies or instrumentalities or by corporations. These may include Treasury Inflation-Protected Securities (“TIPs”). The principal amount of a TIP is periodically adjusted according to changes in the rate of inflation as measured by the Consumer Price Index (“CPI”). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Because of this inflation adjustment feature, inflation-indexed securities usually have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

Utility and Energy Stocks, Precious Metals Stocks, Shares of REITs and Foreign Government Bonds

The Fund may invest in securities outside of the U.S. fixed income market. These investments will generally include utility and other energy-related stocks, precious metals and mining stocks, shares of REITs, and foreign government debt securities.

Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may be more sensitive to changes in interest rates than other types of equity investments. Investments in energy-related stocks are subject to the risks of obsolescence of existing technology, fluctuations in energy prices, supply and demand, the success of exploration projects and government regulations and policies. The energy market has experienced periods of volatility and fluctuation that is often based on political or other factors that are out of the control of the issuers of such securities.

Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. The price of gold and precious metals may be affected by supply and demand and unpredictable monetary policies. Though precious metals investments may be used to hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical relationships will continue.

Investments in REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems. Stocks of REITs may also be more sensitive to changes in interest rates than other types of equity investments.

20	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Foreign government bonds are subject to foreign investment risk, including substantial currency risk, as described in the section entitled “Risk/Return Summary.”

Exchange Traded Funds

The Fund may invest in shares of ETFs and similar investment vehicles in order to maintain or adjust the Fund’s exposure to the bond market generally or to a particular segment of the bond market or a foreign currency, and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares in which the Fund generally invests are shares of exchange traded investment companies registered under the Investment Company Act of 1940 that typically hold a portfolio of securities designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in their underlying investments, including the risk that the general level of prices of the underlying investments, or that the prices within a particular sector, may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. ETFs are also subject to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its net asset value; (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts or options on futures contracts—to obtain exposure to the bond market or a particular segment of the bond market or a foreign currency, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

21

Investment Objective, Strategies and Related Risks
(continued)

Short Sales of ETFs

The Fund effects short sales of ETF shares and similar investment vehicles solely for hedging purposes. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

Temporary and Defensive Investments

During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment manager, the Fund may temporarily invest all or a substantial portion of its assets in money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the general market advances during such periods, these defensive investments may reduce the Fund’s return relative to a passive buy-and-hold investment strategy. The Fund may also hold these investments for liquidity purposes, or as collateral against certain hedging positions held by the Fund. A low interest rate environment may prevent money market instruments or shares of money market mutual funds from keeping pace with inflation, which could result in a net loss of purchasing power for long-term investors. When the Fund invests in shares of money market mutual funds, the Fund will bear its pro rata proportion of the mutual fund’s expenses, in addition to the expenses the Fund bears directly for its own operations.

Portfolio Turnover

The Fund does not necessarily hold the fixed-income securities in which it invests to maturity. Its holding period for some securities may be relatively short. Because the Fund places added emphasis on capital appreciation during certain market climates, the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

22	Hussman Strategic Total Return Fund	(800) HUSSMAN

Fund Management

THE INVESTMENT MANAGER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment manager of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in September 2002. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. The Fund’s investment activities are highly dependent upon the services personally provided by Dr. Hussman. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.50% of the first $1 billion of average daily net assets of the Fund, 0.45% of the next $1.5 billion of such assets, and 0.40% of such assets over $2.5 billion, less any fee deferrals.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding

23

Fund Management (continued)

0.75% of the Fund’s average daily net assets. This limit on operating expenses was increased from 0.63% to 0.68% effective November 1, 2014; from 0.68% to 0.70% effective November 1, 2015; from 0.70% to 0.73% effective November 1, 2016; and from 0.73% to 0.75% effective November 1, 2018. Any such fee deferrals by Hussman Strategic Advisors through November 1, 2019 or thereafter, or payments by Hussman Strategic Advisors of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 0.63% of the Fund’s average daily net assets, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The investment advisory fee paid by the Fund to Hussman Strategic Advisors during the fiscal year ended June 30, 2018, net of fee deferrals, was equal to 0.46% of the Fund’s average daily net assets. Hussman Strategic Advisors may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual report for the fiscal year ended June 30, 2018.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

24	Hussman Strategic Total Return Fund	(800) HUSSMAN

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined under procedures adopted by the Board of Trustees.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the Investment Company Act of 1940 (except shares of ETFs which are valued using their sales prices or market quotations) based upon net asset values of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

25

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Total Return Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Total Return Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

26	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

27

How to Buy Shares (continued)

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

●

By sending a check, made payable to Hussman Strategic Total Return Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire of federal funds to the Fund account as described above under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

28	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

29

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

30	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

31

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless the telephone redemption option was specifically declined on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

32	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares (continued)

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether you request payment by check, by wire transfer or through ACH. Under unusual circumstances, as permitted by the Investment Company Act of 1940 or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment manager otherwise deems such borrowing to be appropriate.

33

How to Redeem Shares (continued)

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

34	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares (continued)

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

35

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts, REITs and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

36	Hussman Strategic Total Return Fund	(800) HUSSMAN

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.98	$12.44	$11.32	$11.63	$11.09

Income (loss) from investment operations:
Net investment income	0.10	0.02	0.04	0.05	0.16
Net realized and unrealized gains (losses) on investments	(0.12)	(0.46)	1.13	(0.27)	0.52
Total from investment operations	(0.02)	(0.44)	1.17	(0.22)	0.68

Less distributions:
Dividends from net investment income	(0.10)	(0.02)	(0.05)	(0.09)	(0.14)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.86	$11.98	$12.44	$11.32	$11.63

Total return (b)	(0.18%)	(3.50%)	10.33%	(1.86%)	6.19%

Net assets at end of year (000’s)	$274,602	$372,502	$463,503	$485,015	$622,494

Ratio of total expenses to average net assets	0.77%	0.75%	0.75%	0.73%	0.72%

Ratio of net expenses to average net assets (c)	0.73%	0.72%	0.69%	0.66%	0.63%

Ratio of net investment income to average net assets (c)	0.76%	0.12%	0.36%	0.38%	1.26%

Portfolio turnover rate	63%	341%	129%	196%	216%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions.

37

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38	Hussman Strategic Total Return Fund	(800) HUSSMAN

Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

39

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

40	Hussman Strategic Total Return Fund	(800) HUSSMAN

INVESTMENT MANAGER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

312 Walnut Street, 19th Floor

Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Total Return Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC INTERNATIONAL FUND

TICKER SYMBOL: HSIEX

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing principally in equity securities of non-U.S. issuers and using hedging strategies to vary the exposure of the Fund to general market fluctuations.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: NOVEMBER 1, 2018

For information or assistance in opening an account, please call toll-free

1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	5
What has been the Fund’s Performance History?	9
Management of the Fund	10
Purchase and Sale of Fund Shares	10
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
Investment Objective, Strategies and Related Risks	12
Fund Management	22
How the Fund Values Its Shares	24
How to Buy Shares	25
How to Exchange Shares	30
How to Redeem Shares	31
Dividends, Distributions and Taxes	35
Financial Highlights	37
Privacy Notice	39
For More Information	Back Cover

Hussman Strategic International Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC INTERNATIONAL FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	1.47%
Total Annual Fund Operating Expenses	2.42%
Less: Contractual Expense Limitation	0.42%(1)
Total Annual Fund Operating Expenses After Expense Limitation	2.00%(1)

(1)

The investment manager has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 2.00% of the Fund’s average daily net assets. Under the terms of this agreement, the investment manager may recover from the Fund advisory fees previously deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, proved that the repayments do not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 2.00% per annum of the Fund’s average daily net assets. The investment manager may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment manager’s contractual agreement to defer its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 203	$ 714	$1,253	$2,724

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests principally in equity securities of companies that derive a majority of their revenues or profits from, or have a majority of their assets in, a country or countries other than the U.S. The Fund may invest in all types of equity securities, including common stock, preferred and convertible preferred stocks, warrants and rights. When market conditions are unfavorable in the view of Hussman Strategic Advisors, Inc., the Fund’s investment manager, the Fund may use swaps, index options and index futures, or effect short sales of exchange traded funds (“ETFs”), to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations or to market fluctuations within a specific country or geographic region.

The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets in developing countries. There are no restrictions as to the market capitalizations of companies in which the Fund invests. The Fund may invest in American Depositary Receipts (ADRs) listed on U.S. stock exchanges and depositary receipts listed on foreign stock exchanges. These securities

2	Hussman Strategic International Fund

Risk/Return Summary (continued)

represent ownership interests in the securities of non-U.S. issuers. The Fund may invest up to 30% of its net assets in shares of ETFs and similar investment vehicles that invest principally in foreign equity securities.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used in assessing a stock’s valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. The analysis of market action includes measurements of price behavior and trading volume. The investment manager believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment manager believes that market return/risk conditions differ significantly across varying market conditions. The two most important dimensions considered by the investment manager are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to hold an unhedged, fully-invested position in equity securities in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for reducing or “hedging” market exposure may include entering into swaps, or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment manager to be correlated with the Fund’s portfolio. In addition, the Fund may seek to hedge by effecting short sales of ETFs. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it

3

Risk/Return Summary (continued)

owns. However, the Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge. In addition, to the extent the Fund establishes hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment manager, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments (such as ETFs) on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when global stock market conditions generally or within a specific country, geographic region or industry sector are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include foreign stock indices and indices of U.S. stocks such as the Standard & Poor’s 500 Index. The instruments used to hedge foreign stock markets may hedge equity risk with or without hedging currency risk. The Fund has the discretion to enter into foreign currency contracts or currency index futures to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities. The Fund may also seek to hedge against currency fluctuations by holding positions in index futures that are denominated in U.S. dollars. Positions that separately hedge market risk and currency risk are netted as single positions for the purposes of calculating the notional value of the Fund’s hedges. In order to enhance the ability of the Fund to implement hedging strategies during market conditions that are viewed as unfavorable by the investment manager, the Fund may maintain a significant portion of its assets in cash and money market securities as may be needed in connection with its hedging strategies.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector or countries within a specific geographic region may be affected by valuation considerations and other investment characteristics of that sector or region. As a result, the Fund’s investments in various business sectors or geographic regions generally will change over time, and a significant allocation to any particular sector or region does not represent an investment policy or investment strategy to invest in that sector or region.

4	Hussman Strategic International Fund

Risk/Return Summary (continued)

Because the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is perhaps the most widely recognized index of common stocks in foreign markets, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the MSCI EAFE Index, and may reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment manager. As a result, the Fund’s investment returns may differ from the performance of major foreign and U.S. stock market indices, particularly over the short term.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

The principal risks of the Fund are the risks generally associated with investing in stocks. General stock market movements will affect the prices of stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company, its industry or domiciled country, or real or perceived adverse market and political conditions. Global economies and financial markets are increasingly interconnected. As a result, economic and political events within the U.S. or another country or region may adversely affect securities markets in other countries in which the Fund invests and the prices of securities held by the Fund that trade in these markets. In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity in such markets and securities in which the Fund invests. The withdrawal of this support or investor perceptions that these actions are not succeeding could negatively affect financial markets generally. There is the risk that future actions by foreign governments or by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the United States and abroad, including the U.S. Government’s ongoing

5

Risk/Return Summary (continued)

inability to implement a long-term budget and deficit reduction plan, uncertainty surrounding the sovereign debt of European Union members and the viability of the European Union, could negatively impact the financial markets and the performance of the Fund. In addition, international trade tensions and the implementation by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance.

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential for appreciation in value of the securities in which the Fund invests. The investment program of the Fund includes the use of certain hedging strategies and techniques that are not employed by traditional mutual funds and there is no assurance that these strategies will be successful. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. When the Fund is hedged against equity market fluctuations without also hedging against currency fluctuations, the Fund may still experience a loss if foreign currencies decline in value. Also, because the Fund’s exposure to market fluctuations will vary depending on the investment manager’s assessment of current stock market conditions in various foreign countries and geographic regions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns generally or within individual countries or geographic regions to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive investment posture by hedging all or a portion of the exposure of its portfolio against the risk of price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged and the Fund may experience a loss.

Because the Fund invests principally in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that invests principally in the securities of U.S. companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs in foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Foreign economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have occurred from time to time, both in developed and developing countries. Trading in foreign securities may take place in various foreign markets on certain days

6	Hussman Strategic International Fund

Risk/Return Summary (continued)

when the Fund is not open for business and does not calculate its share price. As a result, the value of the Fund’s investment portfolio, and thus its share price, may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

From time to time the Fund may maintain weightings in particular countries or geographic regions or in particular business sectors that deviate significantly from the weightings of those regions or sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular geographic regions or business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those regions or sectors than would be the case for mutual funds that do not emphasize investment in particular regions or sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.

As of September 30, 2018, investments by the Fund in issuers in the United Kingdom represented 19.5% of the value of its stock portfolio and investments by the Fund in issuers in countries within the EU, including the United Kingdom, represented 53.8% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-term effects for the economies of those countries and other European countries. In June 2016, voters in the United Kingdom opted to leave the EU, and in March 2017, the United Kingdom triggered the withdrawal procedures which began a period during which the terms of the United Kingdom’s exit from the EU is being negotiated. As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries, the European Economic Area and globally that could adversely impact the prices and liquidity of securities held by the Fund. If one or more other countries abandon the Euro or seek to withdraw from the EU, the value of the Fund’s investments linked to the Euro and the value of its investments in issuers with significant operations in those countries could be adversely impacted.

As of September 30, 2018, the Fund had 19.3% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

7

Risk/Return Summary (continued)

Business sectors that the Fund may emphasize from time to time may include, but are not limited to, the Information Technology, Health Care and Consumer Discretionary sectors. The prices of securities of companies in the Information Technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products. Companies in the Health Care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and the prices of securities of such companies may be significantly affected adversely by rapid obsolescence and patent expirations. The prices of securities of companies in the Consumer Discretionary sector may be significantly affected adversely by, among other things, overall economic conditions, interest rates, consumer confidence and disposable income. As of September 30, 2018, the Fund had 25.1% of the value of its stock portfolio invested in stocks of companies in the Consumer Discretionary sector. As of such date, the Consumer Discretionary sector was the third largest sector in the MSCI EAFE Index, representing 12.2% of such Index.

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

The techniques used by the investment manager to hedge the exposure of the Fund’s stock portfolio are primarily intended to reduce the impact of general market fluctuations on the Fund’s portfolio, but such techniques involve certain risks and may adversely impact the investment performance of the Fund. For example, a hedge might not actually correlate well to the price movements of the Fund’s equity investments and may have an unexpected or undesirable result, such as a loss or a reduction in gains. The Fund may experience a loss even when it is “fully hedged,” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge. The Fund’s hedging positions are primarily intended to provide a hedge against general movements in the foreign stock markets as they might impact the overall portfolio. However, the Fund does not invest solely in the securities included in any index or invest in geographical areas or industry sectors in the same proportion as such areas or sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular geographical areas or industry sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying such options are unchanged. The use of these strategies may result in a high degree of portfolio turnover, which would result in higher transaction costs for the Fund.

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Risk/Return Summary (continued)

Various technologies are used by the investment manager and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, which could adversely impact such issuers and cause the Fund’s investments in these securities to lose value.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2018 is –2.58%.

During the periods shown in the bar chart, the highest return for a quarter was 4.00% during the quarter ended June 30, 2015 and the lowest return for a quarter was –7.93% during the quarter ended March 31, 2015.

9

Risk/Return Summary (continued)

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception (Dec. 31, 2009)
Return Before Taxes	1.34%	–1.02%	–0.75%
Return After Taxes on Distributions	1.21%	–1.19%	–0.94%
Return After Taxes on Distributions and Sale of Fund Shares	0.86%	–0.84%	–0.58%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	25.03%	7.90%	6.25%

MANAGEMENT OF THE FUND

Investment Manager

Hussman Strategic Advisors, Inc.

Portfolio Managers

John P. Hussman, Ph.D., the Fund’s lead portfolio manager, is the Chairman and President of Hussman Strategic Advisors, Inc. William J. Hester, CFA, the co-portfolio manager of the Fund, is a Senior Research Analyst of Hussman Strategic Advisors, Inc. They have been the Fund’s portfolio managers since its inception in December 2009.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account.

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account.

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Risk/Return Summary (continued)

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement. See “Dividends, Distributions and Taxes” below.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing principally in equity securities of non-U.S. issuers and using hedging strategies to vary the exposure of the Fund to general market fluctuations. The Fund is designed for investors who want to participate in foreign stock markets, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for foreign stocks.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

The Fund invests principally in the equity securities of non-U.S. issuers in major developed foreign countries, although the Fund may invest a portion of assets in securities of issuers in developing or emerging market countries. The investment manager’s investment process emphasizes “bottom-up” security selection, focusing on an analysis of a company’s “fundamentals” – revenues, earnings, cash-flows, dividends, and assets and liabilities – coupled with an analysis of market action, including price behavior and trading volume. Although the investment manager limits the portion of the Fund’s portfolio allocated to investments in any specific country or industry group to reduce investment risks, the investment manager’s stock selection process intentionally results in overall portfolio allocation weights to countries and industry groups that differ from what a passive capitalization-based strategy would produce.

The investment manager’s stock selection approach generally seeks to identify for investment by the Fund securities which display one or more of the following: (1) favorable valuation, meaning a price which appears reasonable relative to revenues, earnings, cash-flows and dividends expected in the future; and (2) favorable market action as measured by factors such as price behavior and trading volume.

The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. However, such surprises are often preceded by price strength. In addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices.

The focus of this investment approach is to buy stocks of quality companies exhibiting attractive valuation and market action (price and volume behavior) which the investment manager believes convey favorable information about the future prospects of such companies.

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Investment Objective, Strategies and Related Risks
(continued)

Evaluation of Market Conditions

Some risks are more rewarding than others. Rather than fully exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for foreign equity securities. In market conditions which the investment manager identifies as involving high risk and low expected return per unit of risk, the Fund’s portfolio may be hedged by using swaps, stock index futures and options on stock indices, or by effecting short sales of ETFs. In market conditions where average historical returns of common stocks have been near or below risk-free Treasury bill yields, the Fund’s portfolio may be fully hedged. The Fund will be fully invested only when the investment manager identifies conditions in which stocks have historically been rewarding investments.

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The investment manager’s estimates of prospective market return and risk are based on historical data. There is no assurance that these return/risk profiles will have validity in the future or will allow the investment manager to correctly assess market conditions.

The investment manager uses an ensemble of evidence to classify investment conditions, with “valuation” and “market action” being the most important considerations. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager assesses market action by evaluating economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances. Thus, market action gauges aspects of market behavior well beyond obvious trends of major stock market indices and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

The intent of the investment manager’s approach is not to “predict” market direction. All of the investment conditions identified by the investment manager are based on average profiles of expected market returns and risks. Thus, actual returns may be positive or negative in any specific instance. Rather, the intent of the approach is to classify prevailing investment conditions with those historical instances having the

13

Investment Objective, Strategies and Related Risks
(continued)

greatest similarity, and to accept those investment risks which have historically been compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

The investment manager believes that the strongest market returns generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest market returns have been associated with these conditions. Accordingly, this is a climate in which the Fund may establish an aggressive investment position in a country or geographic region, without employing hedging strategies. Although historical stock market returns in such conditions generally have been above the norm, it is possible during any particular period that returns in such conditions may nonetheless be negative.

In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. When both valuations and market action have been unfavorable, equity securities have historically generated poor returns, on average. Even so, it is possible that returns in these conditions may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

Although the classification of market conditions depends on a wide range of observable conditions, hedging is expected to be used to a lesser extent during intermediate conditions where either valuation or market action is favorable and the other is unfavorable.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.) Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment manager attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over

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Investment Objective, Strategies and Related Risks
(continued)

the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

●

Stock Investment Risks. Because the Fund normally invests principally in common stocks and other equity securities, the value of the Fund’s portfolio will be affected by general movements of the stock markets. At times, foreign stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). The Fund is also subject to the risk that U.S. or foreign economic and political events will adversely affect the securities markets in which the Fund invests and the prices of securities held by the Fund. Not all of these factors can be predicted.

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Foreign Investment Risks. Because the Fund invests principally in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that invests principally in the securities of U.S. companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs in foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the value of the Fund’s investment portfolio, and thus its share price, may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

Foreign markets can be more volatile than U.S. markets. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative

15

Investment Objective, Strategies and Related Risks
(continued)

long-term effects for the economies of those countries and other European countries. In June 2016, voters in the United Kingdom opted to leave the EU, and in March 2017, the United Kingdom formally notified the European Council of its intention to withdraw. There is considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. There may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries and the broader global economy. The longer-term impact on securities markets from the United Kingdom’s exit from the EU is not clear, but could be significant. The value and liquidity of the Fund’s investments in issuers based in the United Kingdom, the EU and elsewhere could be negatively affected by lower economic growth of companies that rely on Europe for their business activities and weakened economies of countries that rely heavily on international trade.

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Currency Risk. Because the Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of the U.S. dollar measured against other currencies is influenced by interest rates, inflation rates, national debt levels, trade deficits, monetary government policies, global energy prices, government intervention and other factors. The Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts which are entered into directly with dealers. A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction, or the inability of the Fund to close out a position if the trading market becomes illiquid. When the Fund purchases and writes foreign currency options and futures in order to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency. There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

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Emerging Markets Risk. Although the Fund invests principally in equity securities issued by companies in developed countries, it may also invest in emerging markets in developing countries. Currently, emerging markets include, among others, most

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Investment Objective, Strategies and Related Risks
(continued)

African, Asian, Eastern European, Middle Eastern and South and Central American nations. Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. The governments of certain Asian countries actively manage their currencies relative to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on the securities of foreign companies. Significant risks of war and terrorism currently affect some developing countries.

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Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

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Sector Risk. If the Fund emphasizes one or more business sectors or geographic regions in its portfolio, it may be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors or regions than funds that do not emphasize particular business sectors or geographic regions. To the extent the Fund emphasizes investments in a particular business sector or geographic region, there is a greater risk of loss because the prices of the securities of companies in that sector or region may react similarly to legislative or regulatory changes, adverse market conditions or increased market competition affecting that sector or region. In addition, a significant difference between the weighting of the Fund’s investments in the securities of issuers in a business sector or geographic region and the weighting of that sector or region in broad market indices may cause the Fund’s investment performance to differ from the performance of those indices.

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Exchange Traded Fund Risk. The Fund may invest up to 30% of its net assets in shares of ETFs and similar investment vehicles in order to maintain or adjust the Fund’s exposure to the stock market generally or to particular countries or business

17

Investment Objective, Strategies and Related Risks
(continued)

sectors and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares in which the Fund generally invests are shares of exchange traded investment companies registered under the Investment Company Act of 1940 that typically hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector or geographic region, may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. ETFs are also subject to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its net asset value; (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) individual stocks, futures contracts, or options on futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

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Short Sales of ETFs. The Fund effects short sales of ETF shares and similar investment vehicles solely for hedging purposes. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a

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Investment Objective, Strategies and Related Risks
(continued)

loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

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Derivative Instruments. The Fund may enter into swap agreements and purchase and sell futures contracts on broad-based stock indices and currencies (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on shares of ETFs (and similar investment vehicles). These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

Options and certain other derivatives may be purchased on established exchanges or through privately negotiated over-the-counter (“OTC”) transactions. The Fund effects OTC derivatives transactions only with counterparties that the investment manager believes to be creditworthy. However, these transactions involve risks not associated with exchange traded derivatives because there is no exchange on which to close out an open position, no standardization of contracts, no assurance that a counterparty will remain creditworthy or solvent, and no assurance that a market for an OTC derivative will be made or maintained or will be liquid or remain liquid.

Swaps are individually negotiated agreements that can be structured to adjust the Fund’s exposure to particular markets, countries, geographic regions or business sectors. Swap agreements can take many different forms and are known by a variety of names. In a typical swap of the type most likely to be used by the Fund, the Fund and a counterparty agree to make payments to each other based on changes in the value of a specified stock index in exchange for payments by the Fund of a specified interest rate (typically, a floating rate), applied to a stated or “notional” amount. Because swaps are OTC transactions they are subject to counterparty risk. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. (See “Illiquid Investments” below.) The Fund’s use of swaps generally will be limited to equity swaps through which the Fund seeks to hedge its investment exposure.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund

19

Investment Objective, Strategies and Related Risks
(continued)

will be to hedge the Fund’s stock portfolio against potential market declines. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to write call options on stock indices or ETFs (or similar investment vehicles) for the purpose of hedging market risk. The Fund may also purchase put options on stock indices or ETFs for the purpose of hedging market risk.

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most defensive stance expected to be taken by the Fund will be a “fully hedged” position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed the aggregate value of the equity securities owned by the Fund. For purposes of these limitations, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Derivative instruments can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

The adoption of new regulations applicable to transactions in derivative instruments, including a rule applicable to the use of derivatives by mutual funds that has been proposed by the Securities and Exchange Commission, could adversely affect the Fund’s use of derivatives and its ability to pursue its investment program, depending on the provisions of the rule as adopted.

20	Hussman Strategic International Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Under its investment policies, the Fund is authorized to use other types of derivative instruments, which are described in the SAI, in connection with its investment program. However, the Fund does not intend to use any of these instruments during the coming year.

●

Illiquid Investments. Although the Fund invests primarily in liquid, publicly traded securities, OTC instruments used by the Fund for hedging purposes (such as OTC swaps and options) may not have an active trading market or may be illiquid. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. The Fund will not invest more than 15% of the value of its net assets in securities and other investments that are illiquid.

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment manager, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the general market advances during such periods, these defensive investments may reduce the Fund’s return relative to a passive buy-and-hold investment strategy. The Fund may also hold these investments for liquidity purposes, or as collateral against certain hedging positions held by the Fund. A low interest rate environment may prevent money market instruments or shares of money market mutual funds from keeping pace with inflation, which could result in a net loss of purchasing power for long-term investors. When the Fund invests in shares of money market mutual funds, the Fund will bear its pro rata proportion of the mutual fund’s expenses, in addition to the expenses the Fund bears directly for its own operations.

●

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

21

Fund Management

THE INVESTMENT MANAGER AND PORTFOLIO MANAGERS

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment manager of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in December 2009. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

William J. Hester, CFA is a Senior Research Analyst at Hussman Strategic Advisors and is the co-portfolio manager of the Fund. He joined Hussman Strategic Advisors in 2003, and has over 25 years of experience in financial analysis and investment research.

The portfolio managers collaborate in research, market analysis and security selection for the Fund. Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares. Although Dr. Hussman is not the sole portfolio manager of the Fund, his knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.95% of the first $2 billion of average daily net assets of the Fund, 0.90% of the next $3 billion of such assets, and 0.85% of such assets over $5 billion, less any fee deferrals.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment

22	Hussman Strategic International Fund	(800) HUSSMAN

Fund Management (continued)

companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 2.00% of the Fund’s average daily net assets. Any such fee deferrals by Hussman Strategic Advisors through November 1, 2019 or thereafter, or payments by Hussman Strategic Advisors of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 2.00% of the Fund’s average daily net assets, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The investment advisory fee paid by the Fund to Hussman Strategic Advisors during the fiscal year ended June 30, 2018, net of fee deferrals, was equal to 0.53% of the Fund’s average daily net assets. Hussman Strategic Advisors may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual report for the fiscal year ended June 30, 2018.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

23

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding.

Generally, under the Fund’s valuation policy, portfolio securities are valued at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded at their last reported sale prices (or, if there are no sales on a particular day, at their last bid prices). However, to the extent that the Fund invests primarily in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. In view of these circumstances, and because the values of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will frequently be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees, rather than at their last sale or bid prices. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the Investment Company Act of 1940 (except shares of ETFs which are valued using their sales prices or market quotations) based upon net asset values of those shares last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

24	Hussman Strategic International Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic International Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic International Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

25

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when US Bank NA receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

26	Hussman Strategic International Fund	(800) HUSSMAN

How to Buy Shares (continued)

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

●

By sending a check, made payable to Hussman Strategic International Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire of federal funds to the Fund account as described above under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

27

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

28	Hussman Strategic International Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market-timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

29

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

30	Hussman Strategic International Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $ 50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless the telephone redemption option was specifically declined on your account application, you may also redeem shares having a value of $ 50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 for outgoing wires.

31

How to Redeem Shares (continued)

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether you request payment by check, by wire transfer or through ACH. Under unusual circumstances, as permitted by the Investment Company Act of 1940 or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment manager otherwise deems such borrowing to be appropriate.

32	Hussman Strategic International Fund	(800) HUSSMAN

How to Redeem Shares (continued)

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

33

How to Redeem Shares (continued)

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

34	Hussman Strategic International Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

35

Dividends, Distributions and Taxes (continued)

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

36	Hussman Strategic International Fund	(800) HUSSMAN

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.80	$9.19	$8.57	$9.90	$9.74

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.05)	0.17	0.05
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	0.10	(0.40)	0.67	(1.41)	0.18
Total from investment operations	0.12	(0.39)	0.62	(1.24)	0.23

Less distributions:
Dividends from net investment income	(0.05)	—	—	(0.09)	(0.07)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.87	$8.80	$9.19	$8.57	$9.90

Total return (b)	1.34%	(4.24%)	7.23%	(12.56%)	2.36%

Net assets at end of year (000's)	$26,973	$30,494	$37,645	$42,325	$104,970

Ratio of total expenses to average net assets	2.42%	2.26%	2.03%	1.61%	1.48%

Ratio of net expenses to average net assets (c)	2.00%	2.00%	2.00%	1.61%	1.48%

Ratio of net investment income (loss) to average net assets (c)	0.18%	0.25%	(0.05%)	0.98%	0.68%

Portfolio turnover rate	61%	102%	107%	62%	59%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions.

37

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38	Hussman Strategic International Fund	(800) HUSSMAN

Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

39

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

40	Hussman Strategic International Fund	(800) HUSSMAN

INVESTMENT MANAGER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT registered

public accounting firm

Ernst & Young LLP

312 Walnut Street, 19th Floor

Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

CUSTODIAN

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

John P. Hussman, Ph.D. is the president of Hussman Strategic Advisors, Inc. and the lead portfolio manager of Hussman Strategic International Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

William J. Hester, CFA is a Senior Research Analyst at Hussman Strategic Advisors, Inc. and the co-portfolio manager of Hussman Strategic International Fund. Prior to joining Hussman Strategic Advisors in 2003, Mr. Hester worked for Bloomberg L.P. where he was a member of the company’s Analytics Desk and a Markets Editor for Bloomberg Magazine. Mr. Hester has over 25 years of experience in financial analysis and investment research. He holds a B.S. in Economics from Rider University and a M.S. in Finance from the Johns Hopkins Carey Business School, and is a Chartered Financial Analyst.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC VALUE FUND

TICKER SYMBOL: HSVLX

The Fund seeks total return through a combination of dividend income and capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in common stocks and using hedging strategies to vary the exposure of the Fund to general market fluctuations.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: NOVEMBER 1, 2018

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has been the Fund’s Performance History?	7
Management of the Fund	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
Investment Objective, Strategies and Related Risks	10
Fund Management	17
How the Fund Values Its Shares	19
How to Buy Shares	20
How to Exchange Shares	25
How to Redeem Shares	26
Dividends, Distributions and Taxes	29
Financial Highlights	30
Privacy Notice	31
For More Information	Back Cover

Hussman Strategic Value Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC VALUE FUND (the “Fund”) seeks to achieve total return through a combination of dividend income and capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	4.73%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	5.72%(1)
Less: Contractual Expense Limitation	(4.38%)(2)
Total Annual Fund Operating Expenses After Expense Limitation	1.34%(2)

(1)

Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include Acquired Fund Fees and Expenses.

(2)

The investment manager has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the investment manager may recover from the Fund advisory fees previously deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 1.25% per annum of the Fund’s average daily net assets. The investment manager may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment manager’s contractual agreement to defer its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 136	$1,314	$2,474	$5,303

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund’s portfolio will typically be fully invested in common stocks favored by Hussman Strategic Advisors, Inc., the Fund’s investment manager, except for modest cash balances arising in connection with the Fund’s day-to-day operations. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures, or effect short sales of exchange traded funds (“ETFs”), to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations, coupled with consideration of additional measures of financial stability. The primary consideration used in assessing a stock’s valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the current dividend yield, and the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to

2	Hussman Strategic Value Fund

Risk/Return Summary (continued)

measure underlying value and the potential for long-term returns. It is expected that, under normal market conditions, dividend-paying stocks will generally represent at least 50% of the value of the Fund’s stock portfolio. Measures of financial stability include the ability to sustain current dividend payments from earned net income, adequacy of working capital, ability to service debt from earned cash flows, stability of profit margins, analysis of price behavior, and other factors.

The investment manager believes that market return/risk conditions differ significantly across varying market conditions. The two most important dimensions considered by the investment manager are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to hold an unhedged, fully-invested position in common stocks in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for reducing or “hedging” market exposure may include buying put options on individual stocks or stock indices, writing covered call options on stocks which the Fund owns or call options on stock indices, or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment manager to be correlated with the Fund’s portfolio. In addition, the Fund may seek to hedge by effecting short sales of ETFs. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns. However, the Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge. In addition, to the extent the Fund establishes hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions

3

Risk/Return Summary (continued)

are unfavorable in the view of the investment manager, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments (such as ETFs) on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when stock market conditions generally are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include indices of U.S. stocks such as the Standard & Poor’s 500 Index.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector may be affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

Because the S&P 500 Index is perhaps the most widely recognized index of U.S. common stocks, as well as a widely used benchmark for long-term investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment manager. As a result, the Fund’s investment returns may differ from the performance of major stock market indices, particularly over the short term.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are

4	Hussman Strategic Value Fund

Risk/Return Summary (continued)

investing for the long term. The investment manager’s focus on stocks having favorable valuations may cause the Fund to underperform other mutual funds if such stocks fall out of favor with the market.

The principal risks of the Fund are the risks generally associated with investing in stocks. General stock market movements will affect the prices of stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, or real or perceived adverse market and political conditions. Global economies and financial markets are increasingly interconnected. As a result, foreign economic and political events may adversely affect U.S. securities markets and the prices of securities held by the Fund. In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity in such markets and securities in which the Fund invests. The withdrawal of this support or investor perceptions that these actions are not succeeding could negatively affect financial markets generally. There is the risk that future actions by foreign governments or by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the United States and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, uncertainty surrounding the sovereign debt of European Union members and the viability of the European Union, could negatively impact the financial markets and the performance of the Fund. In addition, international trade tensions and the implementation by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance.

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential for appreciation in value of the securities in which the Fund invests. The investment program of the Fund includes the use of certain hedging strategies and techniques that are not employed by traditional mutual funds and there is no assurance that these strategies will be successful. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the

5

Risk/Return Summary (continued)

market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. Also, because the Fund’s exposure to market fluctuations will vary depending on the investment manager’s assessment of current stock market conditions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive investment posture by hedging all or a portion of the exposure of its portfolio against the risk of price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged and the Fund may experience a loss.

From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share. Business sectors that the Fund may emphasize from time to time may include, but are not limited to, the Information Technology, Health Care and Consumer Discretionary sectors. The prices of securities of companies in the Information Technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products. Companies in the Health Care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and the prices of securities of such companies may be significantly affected adversely by rapid obsolescence and patent expirations. The prices of securities of companies in the Consumer Discretionary sector may be significantly affected adversely by, among other things, overall economic conditions, interest rates, consumer confidence and disposable income.

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

The techniques used by the investment manager to hedge the exposure of the Fund’s stock portfolio are primarily intended to reduce the impact of general market fluctuations on the Fund’s portfolio, but such techniques involve certain risks and may adversely

6	Hussman Strategic Value Fund

Risk/Return Summary (continued)

impact the investment performance of the Fund. For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have an unexpected or undesirable result, such as a loss or a reduction in gains. The Fund may experience a loss even when it is “fully hedged,” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge. The Fund’s hedging positions are primarily intended to provide a hedge against general movements in the stock market as they might impact the overall portfolio. However, the Fund does not invest solely in the securities included in any index or invest in industry sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular industry sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying such options are unchanged. The use of these strategies may result in a high degree of portfolio turnover, which would result in higher transaction costs for the Fund.

Various technologies are used by the investment manager and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, which could adversely impact such issuers and cause the Fund’s investments in these securities to lose value.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

7

Risk/Return Summary (continued)

The Fund’s year-to-date return through September 30, 2018 is –1.81%.

During the periods shown in the bar chart, the highest return for a quarter was 5.47% during the quarter ended March 31, 2016 and the lowest return for a quarter was –3.93% during the quarter ended June 30, 2016.

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception (Feb. 6, 2012)
Return Before Taxes	-2.80%	-0.52%	-0.27%
Return After Taxes on Distributions	-2.96%	-1.51%	-1.13%
Return After Taxes on Distributions and Sale of Fund Shares	-1.46%	-0.63%	-0.40%
STANDARD & POOR’S 500 INDEX(reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	14.77%

8	Hussman Strategic Value Fund

Risk/Return Summary (continued)

MANAGEMENT OF THE FUND

Investment Manager

Hussman Strategic Advisors, Inc.

Portfolio Managers

John P. Hussman, Ph.D., the Fund’s lead portfolio manager, is the Chairman and President of Hussman Strategic Advisors, Inc. William J. Hester, CFA, the co-portfolio manager of the Fund, is a Senior Research Analyst of Hussman Strategic Advisors, Inc. They have been the Fund’s portfolio managers since its inception in February 2012.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account.

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement. See “Dividends, Distributions and Taxes” below.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of dividend income and capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in common stocks and using hedging strategies to vary the exposure of the Fund to general market fluctuations. The Fund is designed for investors who are seeking dividend income and capital appreciation from investments in stocks, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for stocks.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

Individual stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ Stock Market. In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations, coupled with consideration of additional measures of financial stability. The primary consideration used in assessing a stock’s valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the current dividend yield, and the ratios of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. It is expected that, under normal market conditions, dividend-paying stocks will generally represent at least 50% of the value of the Fund’s stock portfolio. Measures of financial stability include the ability to sustain current dividend payments from earned net income, adequacy of working capital, ability to service debt from earned cash flows, stability of profit margins, analysis of price behavior, and other factors.

Evaluation of Market Conditions

Some risks are more rewarding than others. Rather than fully exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for common stocks. In market conditions which the investment manager identifies as involving high risk and low expected return per unit of risk, all or a portion of the market exposure of the Fund’s portfolio may be hedged by using stock index futures, options on stock indices or options on individual securities, or by effecting short sales of ETFs. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns.

10	Hussman Strategic Value Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The investment manager’s estimates of prospective market return and risk are based on historical data. There is no assurance that these return/risk profiles will have validity in the future or will allow the investment manager to correctly assess market conditions.

The investment manager uses an ensemble of evidence to classify investment conditions, with “valuation” and “market action” being the most important considerations. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment manager assesses market action by evaluating economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances. Thus, market action gauges aspects of market behavior well beyond obvious trends of major stock market indices and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

The intent of the investment manager’s approach is not to “predict” market direction. All of the investment conditions identified by the investment manager are based on average profiles of expected market returns and risks. Thus, actual market returns may be positive or negative in any specific instance. Rather, the intent of the approach is to classify prevailing investment conditions with those historical instances having the greatest similarity, and to accept those investment risks which have historically been compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.) Due to the investment

11

Investment Objective, Strategies and Related Risks
(continued)

program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment manager attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

●

Common Stock Investment Risks. Because the Fund will typically be fully invested in common stocks, the value of the Fund’s portfolio will be affected by general movements of the stock markets. At times, stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). The Fund is also subject to the risk that foreign economic and political events will adversely affect the U.S. securities markets and the prices of securities held by the Fund. Not all of these factors can be predicted.

●

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

●

Sector Risk. If the Fund emphasizes one or more business sectors in its portfolio, it may be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than funds that do not emphasize particular business sectors. To the extent the Fund emphasizes

12	Hussman Strategic Value Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

investments in a particular business sector, there is a greater risk of loss because the prices of the securities of companies in that sector may react similarly to legislative or regulatory changes, adverse market conditions or increased market competition affecting that sector. In addition, a significant difference between the weighting of the Fund’s investments in the securities of issuers in a business sector and the weighting of that sector in broad market indices may cause the Fund’s investment performance to differ from the performance of those indices.

●

Exchange Traded Fund Risk. The Fund may invest in shares of ETFs and similar investment vehicles in order to maintain or adjust the Fund’s exposure to the stock market generally or to particular business sectors and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares in which the Fund generally invests are shares of exchange traded investment companies registered under the Investment Company Act of 1940 that typically hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. ETFs are also subject to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its net asset value; (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) individual stocks, futures contracts, or options on futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures

13

Investment Objective, Strategies and Related Risks
(continued)

contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

●

Short Sales of ETFs. The Fund effects short sales of ETF shares and similar investment vehicles solely for hedging purposes. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

●

Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities and shares of ETFs (and similar investment vehicles). These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund’s stock portfolio against potential market declines. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and to write call options on stocks or ETFs which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk, and may write put options on stocks as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

14	Hussman Strategic Value Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most defensive stance expected to be taken by the Fund will be a “fully hedged” position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed the aggregate value of the common stocks owned by the Fund. For purposes of these limitations, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Derivative instruments can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment manager believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which rarely represents more than a small percentage of the value of the Fund’s net assets.

The adoption of new regulations applicable to transactions in derivative instruments, including a rule applicable to the use of derivatives by mutual funds that has been proposed by the Securities and Exchange Commission, could adversely affect the Fund’s use of derivatives and its ability to pursue its investment program, depending on the provisions of the rule as adopted.

15

Investment Objective, Strategies and Related Risks
(continued)

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment manager, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the general market advances during such periods, these defensive investments may reduce the Fund’s return relative to a passive buy-and-hold investment strategy. The Fund may also hold these investments for liquidity purposes, or as collateral against certain hedging positions held by the Fund. A low interest rate environment may prevent money market instruments or shares of money market mutual funds from keeping pace with inflation, which could result in a net loss of purchasing power for long-term investors. When the Fund invests in shares of money market mutual funds, the Fund will bear its pro rata proportion of the mutual fund’s expenses, in addition to the expenses the Fund bears directly for its own operations.

●

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

16	Hussman Strategic Value Fund	(800) HUSSMAN

Fund Management

THE INVESTMENT MANAGER AND PORTFOLIO MANAGERS

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment manager of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in February 2012. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

William J. Hester, CFA is a Senior Research Analyst of Hussman Strategic Advisors and is the co-portfolio manager of the Fund. He joined Hussman Strategic Advisors in 2003, and has over 25 years of experience in financial analysis and investment research.

The portfolio managers collaborate in research, market analysis and security selection for the Fund. Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares. Although Dr. Hussman is not the sole portfolio manager of the Fund, his knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.90% of the first $2 billion of average daily net assets of the Fund, 0.85% of the next $3 billion of such assets, and 0.80% of such assets over $5 billion, less any fee deferrals.

17

Fund Management (continued)

Hussman Strategic Advisors has contractually agreed that, until November 1, 2019, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any such fee deferrals by Hussman Strategic Advisors through November 1, 2019 or thereafter, or payments by Hussman Strategic Advisors of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed 1.25% of the Fund’s average daily net assets, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The investment advisory fee accrued by the Fund during the fiscal year ended June 30, 2018 was equal to 0.90% of the Fund’s average daily net assets, although Hussman Strategic Advisors deferred all of such fee pursuant to the arrangement described in this paragraph. Hussman Strategic Advisors may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual report for the fiscal year ended June 30, 2018.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

18	Hussman Strategic Value Fund	(800) HUSSMAN

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values under procedures adopted by the Board of Trustees.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the Investment Company Act of 1940 (except shares of ETFs which are valued using their sales prices or market quotations) based upon net asset values of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

19

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Value Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Value Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

20	Hussman Strategic Value Fund	(800) HUSSMAN

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

21

How to Buy Shares (continued)

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

●

By sending a check, made payable to Hussman Strategic Value Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire of federal funds to the Fund account as described above under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

22	Hussman Strategic Value Fund	(800) HUSSMAN

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

23

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

24	Hussman Strategic Value Fund	(800) HUSSMAN

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

25

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless the telephone redemption option was specifically declined on your account application, you may redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

26	Hussman Strategic Value Fund	(800) HUSSMAN

How to Redeem Shares (continued)

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether you request payment by check, by wire transfer or through ACH. Under unusual circumstances, as permitted by the Investment Company Act of 1940 or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment manager otherwise deems such borrowing to be appropriate.

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is

27

How to Redeem Shares (continued)

applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

28	Hussman Strategic Value Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.36	$8.65	$9.30	$10.62	$10.43

Income (loss) from investment operations:
Net investment income	0.05	0.09	0.15	0.17	0.13
Net realized and unrealized gains (losses) on investments and written option contracts	(0.05)	(0.29)	(0.57)	(0.46)	0.18
Total from investment operations	(0.00)	(0.20)	(0.42)	(0.29)	0.31

Less distributions:
Dividends from net investment income	(0.05)	(0.09)	(0.15)	(0.18)	(0.12)
Distributions from net realized gains	—	—	(0.08)	(0.85)	—
Total distributions	(0.05)	(0.09)	(0.23)	(1.03)	(0.12)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.31	$8.36	$8.65	$9.30	$10.62

Total return (b)	(0.02%)	(2.32%)	(4.60%)	(2.83%)	2.96%

Net assets at end of year (000's)	$6,231	$6,883	$7,009	$8,869	$10,799

Ratio of total expenses to average net assets	5.63%	5.67%	4.71%	3.99%	2.09%

Ratio of net expenses to average net assets (c)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (c)	0.59%	1.01%	1.70%	1.70%	0.86%

Portfolio turnover rate	85%	118%	118%	106%	100%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions and expense reimbursements.

30	Hussman Strategic Value Fund	(800) HUSSMAN

Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

31

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

32	Hussman Strategic Value Fund	(800) HUSSMAN

INVESTMENT MANAGER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

312 Walnut Street, 19th Floor

Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the lead portfolio manager of Hussman Strategic Value Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

William J. Hester, CFA is a Senior Research Analyst at Hussman Strategic Advisors, Inc. and the co-portfolio manager of Hussman Strategic Value Fund. Prior to joining Hussman Strategic Advisors in 2003, Mr. Hester worked for Bloomberg L.P. where he was a member of the company’s Analytics Desk and a Markets Editor for Bloomberg Magazine. Mr. Hester has over 25 years of experience in financial analysis and investment research. He holds a B.S. in Economics from Rider University and a M.S. in Finance from the Johns Hopkins Carey Business School, and is a Chartered Financial Analyst.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2018

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Growth Fund dated November 1, 2018, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	19
SPECIAL SHAREHOLDER SERVICES	20
MANAGEMENT OF THE TRUST	21
INVESTMENT ADVISER	28
PORTFOLIO TRANSACTIONS	31
OTHER SERVICE PROVIDERS	32
GENERAL INFORMATION	35
ADDITIONAL TAX INFORMATION	39
PERFORMANCE INFORMATION	44
FINANCIAL STATEMENTS	46
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	47

STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers four diversified investment portfolios, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund (the “Total Return Fund”), Hussman Strategic International Fund (the “International Fund”) and Hussman Strategic Value Fund (the “Value Fund”). This Statement of Additional Information applies only to Hussman Strategic Growth Fund (the “Fund”). For information on the Total Return Fund, the International Fund and the Value Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Additional Information on Portfolio Investments,

Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of certain derivative instruments.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities. Additionally, Hussman Strategic Advisors, Inc. (the “Adviser”), on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

It is possible that government regulation of various types of derivative instruments, including futures and options, or of the use of these instruments by mutual funds, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), passed into law in July 2010, would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivate transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or change the availability of certain investments. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework. The Securities and Exchange Commission (the “SEC”) has proposed the adoption of a rule that will regulate the use of derivative instruments by mutual funds and it is possible that the provisions of that rule, as adopted, may adversely impact the Fund’s use of derivative instruments and its ability to pursue its investment program.

Futures and Options Transactions. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities. To the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. By purchasing a put option on a stock index, the Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Risks of Derivative Instruments Generally. The purchase and sale of derivative instruments, including options and futures contracts and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. The Fund’s current policy is to limit options and futures transactions to those described above. The Fund may purchase and write only exchange traded options.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Limitations on Use of Derivatives. The total notional value of all of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size. For purposes of this limitation, the “notional value” of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund. The combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated. Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under this limitation. Transactions that extend the maturity of an existing option position, or reduce the extent that an existing position is “in the money,” are not considered to be newly initiated positions. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Equity Securities

The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. To the extent the Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Instability in the financial markets in the wake of the 2008 economic downturn led many governments and regulators, including the U.S. Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. It is not certain if the U.S. Government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of European Union (“EU”) members, the aftermath of the war in Iraq and possible terrorist attacks, could negatively impact financial markets and the Fund’s performance.

Foreign Securities

The Fund may invest in foreign securities, including those traded domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities. Foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be less comprehensive or stringent accounting, auditing and financial reporting standards or a lack of uniformity with respect to such standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Other risks include possible delays in the settlement of transactions or in the payment of income. Brokerage commissions, custodial fees and other fees are also generally higher for non-U.S. securities. Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, high unemployment rates, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of Eurozone countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer’s implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the International Monetary Fund and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and can affect exposures to other Eurozone countries and their financial companies as well. The manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and revealed a lack of cohesion in dealing with the fiscal problems of member states.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). It was expected that the UK’s exit from the EU would take place within two years after the UK formally notified the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility, illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues and countries whose economies rely on international trade. Any further exits from the EU or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone, which could negatively impact the Fund’s ability to value certain investments located, traded or listed within the UK or EU member countries.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production or trade with China. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely on suppliers from non-U.S. markets.

The Fund may invest a portion of its assets in emerging markets. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. The governments of certain Asian countries maintain their currencies at artificial levels in relation to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on foreign investors. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth and relatively easy financing conditions in certain Asian countries may also negatively impact those economies. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are typically less efficient and substantially smaller, less liquid and more volatile than the major securities markets in the U.S. and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Management Risk

As an actively managed investment company, the Fund is subject to management risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for leveraging or hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current stock market conditions and to manage the Fund’s investment position and exposures in a manner that is responsive to pertinent market movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities.

Although interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the Federal Reserve to raise the target federal funds rate and the possibility that the Federal Reserve may continue to increase interest rates, among other factors, could cause markets to experience high volatility. Interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments by other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) may also cause a decline in the market for equity securities. These factors may have an adverse effect on the Fund’s investment performance.

Political turmoil within the U.S. may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. The Tax Cuts and Jobs Act of 2017 lowered federal taxes and there are legislative proposals that would result in significant new investments in national defense and U.S. infrastructure. Enactment of one or more of these proposals, coupled with lower federal tax revenue, could lead to increased borrowings by the U.S. Government and higher interest rates. While these proposals are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. There is significant market uncertainty regarding the sovereign debt of a number of EU countries and the ramifications of Brexit. Political and military events, including circumstances in Venezuela, Syria and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions. Various foreign countries have undergone significant internal conflicts and, in some cases, civil war. Both Taiwan and China still claim sovereignty over one another, and hostile relations continue between North and South Korea. Investments in the Middle East and elsewhere may be exposed to heighted risk relating to the activities of terrorist groups such as ISIL. In addition, international trade tensions and the imposition by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance. The range and potential implications of possible political, regulatory, economic and market outcomes, and the impact of these events on the prices of the Fund’s investments, are difficult to predict.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The Fund has entered into an unsecured line of credit with its custodian bank under which it may borrow money for purposes of day-to-day settlement of investment and shareholder transactions. The Fund is required to maintain specified asset coverage with respect to such borrowings under requirements of the 1940 Act and the terms of the loan agreement. The Fund did not make any borrowings under its line of credit during the most recently completed fiscal year and intends to borrow only for the limited purposes described above.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. These investments may be used for hedging purposes or to seek to increase total return. Generally, an ETF in which the Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks (or other underlying index) including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. If the Fund effects short sales of shares of ETFs, it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in the market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, substantially all of their assets are invested in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange (“AMEX”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund limits its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments) and will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations under the 1940 Act which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company (“3% Limitation”) may restrict the Fund’s ability to purchase shares of certain ETFs. The Fund is subject to the 3% Limitation with respect to an ETF that is registered as an investment company unless (i) the ETF has received an order granting exemptive relief from the 3% Limitation from the SEC to investment companies (such as the Fund) investing in that ETF; and (ii) the ETF and the Fund take appropriate steps to comply with the conditions of such order. The SEC has issued such exemptive orders to several ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund has entered into such an agreement with several Exempted ETFs so that the Fund is permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation. The Fund generally does not purchase shares of “actively managed” ETFs. Since the ETFs in which the Fund invests generally are not actively managed, the Fund is subject to the risk that such ETFs will not be able to take defensive positions in volatile or declining markets.

Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As of June 30, 2018, the Fund had 56.6% of the value of its net assets invested in shares of a single money market fund. As an investor in money market funds, the Fund indirectly bears additional expenses because such funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating net asset values per share while others seek to maintain stable net asset values per share (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent the Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to the Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated commercial paper. In general, investments in lower-rated instruments are subject to greater credit risk than investments in instruments in higher-rated categories.

Illiquid Securities

The Fund typically does not purchase illiquid securities. However, certain securities purchased by the Fund may become illiquid. To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

In October 2016, the SEC adopted a new rule relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, including the Fund. Provisions of the rule, which become applicable to the Fund on December 1, 2019, may adversely impact the Fund’s performance and its ability to achieve its investment objective. The Adviser continues to evaluate the potential impact of the rule.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

During the fiscal year ended June 30, 2018, the Fund did not engage in securities lending. At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. The Adviser anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%. During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund’s portfolio turnover rate was 142%, 209% and 161%, respectively.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset value of the Fund. As a result, the prices of foreign securities used to calculate the Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security is fair value.

Investments in shares of other open-end investment companies registered under the 1940 Act are valued at their net asset values per share as reported by such companies, except for shares of ETFs which are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. A fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Accounts. A shareholder account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the first and/or the fifteenth day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder. Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Growth Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 56) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	4
Independent Trustees:
David C. Anderson (age 67) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	4
Jody T. Foster (age 49) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2016	Trustee	President of Symphony Consulting LLC (provider of compliance, finance, marketing, operations and human resources services to investment company and private investment fund advisers)	4
William H. Vanover (age 71) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Investment counselor with Planning Alternatives, Ltd. (registered investment adviser) until his retirement in June 2018; Member of the Board of Susa Registered Fund, L.L.C. (registered investment company) from January 2014 until June 2017	4
Executive Officers:
Robert G. Dorsey (age 61) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
Mark J. Seger (age 56) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies.
John F. Splain (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Executive Vice President of Ultimus Fund Solutions, LLC

*	John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The Fund Complex consists of the Fund, the Total Return Fund, the International Fund and the Value Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	Over $100,000	Over $100,000
William H. Vanover	$10,001 – $50,000	Over $100,000
Jody T. Foster	$10,001 – $50,000	$10,001 – $50,000

As of October 1, 2018, the Trustees and officers as a group owned of record or beneficially 10.9% of the outstanding shares of the Fund.

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus Fund Solutions, LLC are not compensated by the Fund for their services. Effective January 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2018, each Independent Trustee received from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust. The following table provides compensation amounts paid by the Fund and the Trust during the fiscal year ended June 30, 2018 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex Paid to Trustees*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	$ 24,500	None	None	$ 98,000
William H. Vanover	$ 24,500	None	None	$ 98,000
Jody T. Foster	$ 24,500	None	None	$ 98,000

*	The Trust is comprised of four series, including the Fund, which constitutes the “Fund Complex.” Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by the Total Return Fund, the International Fund and the Value Fund, the other series of the Trust. Trustee fees are split equally among the four series of the Fund Complex.

**	Interested person of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (four Trustees), the size of the Fund Complex (four funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Jody T. Foster and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2018. The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Fund. Jody T. Foster serves as the Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2018, the Audit Committee met three times.

Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

Three of the four Trustees have served in such capacity for more than 18 years and the other Trustee has served in such capacity for more than 2 years. During this period each of those Trustees has participated in regular and, on occasion, special Board meetings. Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Fund and its shareholders. Through their years of service on the Board, these Trustees have developed a thorough understanding of their role and responsibilities to the Fund and its shareholders. For example, the Trustees review the Fund’s financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Fund, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Fund.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Fund, and serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis. His research included the fundamental and technical analysis of stocks, options, precious metals and grains. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, Chief Compliance Officer and Investment Counselor) from 1982 until his retirement in June 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

•	Ms. Jody T. Foster is the founder and President of Symphony Consulting LLC, a consulting firm providing compliance, finance, marketing, operations and human resources services to public and private fund advisers in traditional and alternative investing. The firm has provided services to over 200 private and registered funds, ranging from start-up funds to funds with $10 billion under management. Ms. Foster has been in the financial services industry since 1996 and has held positions with responsibility for, among other things, investment research and performance analysis for asset managers; financial reporting and budgeting; business development and training; information technology; and executive recruiting. She is the founder of the Atlanta Women in Alternatives Group, a 150-member organization comprised of women serving alternative investment firms. The Board has concluded that Ms. Foster is qualified to serve as a Trustee because of her extensive experience in financial services and investment management industries, as well as her business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

As the use of technology and the frequency of cyber attacks have become more prevalent, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund, or the Adviser or another service provider to the Fund, to lose proprietary information, suffer data corruption or lose operational capacity. This could adversely affect the Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding the Fund’s ability to calculate its net asset value; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund’s investment portfolio. A cyber attack may cause financial losses to the Fund by impeding trading or portfolio management, causing reputational damage, or subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cyber breaches may include, among other things, gaining unauthorized access to the Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity breaches of the Adviser or other service providers to the Fund (including its administrator, transfer agent, intermediaries and custodian) or issuers in which the Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures, designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies and procedures will be effective in preventing an impairment of the Fund’s operations or preventing a loss to the Fund as a consequence of a cybersecurity breach. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Fund does not directly control the cybersecurity systems of issuers, the Adviser or service providers. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc. (the “Adviser”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of July 20, 2000 and last amended as of November 1, 2015 (the “Advisory Agreement”). The Adviser, founded in August 1999, is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.90% of the first $2 billion of average daily net assets of the Fund, 0.85% on the next $3 billion of such assets, and 0.80% of such assets over $5 billion, less any fee deferrals.

The Adviser has contractually agreed that, until November 1, 2019, it will defer its advisory fees and/or absorb or reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 1.15% annually of its average daily net assets. This limit on operating expenses was increased from 1.07% to 1.10% effective November 1, 2015; from 1.10% to 1.13% effective November 1, 2016; and from 1.13% to 1.15% effective November 1, 2018. Any fee reductions or expense reimbursements by the Adviser, either before or after November 1, 2019, are subject to repayment by the Fund provided the Fund is able to effect such repayment without causing ordinary operating expenses to exceed an amount equal to 1.07% annually of its average daily net assets, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

During the fiscal years ended June 30, 2018, 2017 and 2016, the fees payable to the Adviser as calculated under the Advisory Agreement were $3,010,702, $4,254,024 and $5,944,491, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser reduced its fees by $319,215, $347,554 and $361,020 with respect to the fiscal years ended June 30, 2018, 2017 and 2016, respectively. Pursuant to the Expense Limitation Agreement, as of June 30, 2018, the Adviser may in the future recoup from the Fund advisory fee deferrals in the amount of $1,027,789. Of this amount, the Adviser may recoup $361,020 no later than June 30, 2019, $347,554 no later than June 30, 2020 and $319,215 no later than June 30, 2021.

Unless sooner terminated, the Advisory Agreement will continue in effect until July 20, 2019, and thereafter may remain in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

The Fund’s portfolio manager is John P. Hussman, Ph.D.

Other Accounts Managed (as of June 30, 2018)

Dr. Hussman is also responsible for the day-to-day management of the Total Return Fund, the International Fund and the Value Fund, three other series of the Trust. As of the date of this Statement of Additional Information, the Fund, the Total Return Fund, the International Fund and the Value Fund are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Total Return Fund, the International Fund and the Value Fund, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$307,806,610 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Total Return Fund, the International Fund and the Value Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Total Return Fund, the International Fund and/or the Value Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Total Return Fund, the International Fund and/or the Value Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Total Return Fund, the International Fund and the Value Fund. However, compensation is not directly based upon the Fund’s performance or the value of the Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by Dr. Hussman as of June 30, 2018.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	Over $1,000,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund paid aggregate brokerage commissions of $447,806, $973,486 and $1,372,892, respectively. The primary reason for the lower aggregate brokerage commissions paid by the Fund during the fiscal year ended June 30, 2018 as compared to commissions paid during the prior fiscal year was a decrease in the extent of the Fund’s trading of portfolio securities.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share and calculation of the dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; 0.025% of such assets between $5 billion and $7 billion; 0.02% of such assets between $7 billion and $9 billion; and 0.015% of such assets over $9 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million; 0.005% of such assets between $500 million and $5 billion; and 0.0025% of such assets over $5 billion. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2018, Ultimus received fees of $234,070 from the Fund in its capacity as Administrator, $63,510 in its capacity as Fund Accountant and $90,492 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2017, Ultimus received fees of $325,819 from the Fund in its capacity as Administrator, $76,077 in its capacity as Fund Accountant and $119,597 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2016, Ultimus received fees of $430,382 from the Fund in its capacity as Administrator, $88,099 in its capacity as Fund Accountant and $155,649 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 7, 2019. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $70,000 per annum, plus an asset-based fee computed at the annual rate of 0.00125% of the average value of the Trust’s aggregate daily net assets over $1.4 billion. The Fund pays its proportionate share of such fee along with the other series of the Trust. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. During the fiscal years ended June 30, 2018, 2017 and 2016, Ultimus received compliance service fees from the Fund of $29,914, $22,421 and $24,281, respectively.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of Ultimus and officers of the Trust.

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2019.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees will allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Forms N-Q and N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•	Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer may approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2018.

Name and Address	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	13,562,702.625	28.1%*	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	4,046,822.758	8.4%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	4,451,697.033	9.2%	Record
John P. Hussman, Ph.D. 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	5,005,060.646	10.4%	Record and Beneficial
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482	2,495,459.026	5.2%	Record

*	May be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Modernization Act also changed various technical rules governing the tax treatment of regulated investment companies with respect to capital loss carryforwards. Under the Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment (December 22, 2010) for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, rather than being considered all short-term as required under previous regulations.

The Fund’s net realized gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of June 30, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:

Expires June 30, 2019 (short-term)	824,973,031
No expiration (short-term)	664,806,100
No expiration (long-term)	227,888,687
$1,717,667,818

Until their expiration (if any), these capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Given the current net assets of the Fund, it is unlikely that the Fund will be able to utilize any of its capital loss carryforwards that expire in 2019. These capital loss carryforwards cannot be utilized prior to the utilization of new capital loss carryforwards created after December 31, 2010, which have no expiration date.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, individual taxpayers with taxable incomes above $500,000 ($600,000 for married taxpayers filing jointly, $300,000 for married taxpayers filing separately and $500,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and redemption proceeds (after December 31, 2018) paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gain from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. To the extent that the Adviser voluntarily or contractually reduces its fees or absorbs certain operating expenses of the Fund pursuant to expense limitation arrangements, the total return of the Fund will be higher than it would be in the absence of such arrangements.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund’s average annual total returns for periods ended June 30, 2018 were:

1 Year	- 2.81%
5 Years	- 8.65%
10 Years	- 6.65%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period from inception (July 24, 2000) to June 30, 2018 is 12.14%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund’s average annual return for the three years ended June 30, 2018 is -9.04% and the Fund’s average annual return for the period from inception (July 24, 2000) to June 30, 2018 is 0.64%. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Standard & Poor’s, Bloomberg Barclays, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended June 30, 2018, which have been audited by Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the annual report of the Trust dated June 30, 2018.

APPENDIX A

Hussman Investment Trust and

Hussman Strategic Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2018

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Total Return Fund dated November 1, 2018, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	29
SPECIAL SHAREHOLDER SERVICES	30
MANAGEMENT OF THE TRUST	31
INVESTMENT ADVISER	38
PORTFOLIO TRANSACTIONS	40
OTHER SERVICE PROVIDERS	41
GENERAL INFORMATION	44
ADDITIONAL TAX INFORMATION	47
PERFORMANCE INFORMATION	52
FINANCIAL STATEMENTS	55
APPENDIX A: RATINGS DESCRIPTIONS	56
APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	58

statement of additIonal information

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers four diversified investment portfolios, Hussman Strategic Total Return Fund, Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic International Fund (the “International Fund”) and Hussman Strategic Value Fund (the “Value Fund). This Statement of Additional Information applies only to Hussman Strategic Total Return Fund (the “Fund”). For information on the Growth Fund, the International Fund and the Value Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term total return from income and capital appreciation. The Fund invests primarily in fixed-income securities and places added emphasis on capital appreciation during favorable market conditions and on capital preservation during unfavorable market conditions.

Additional Information on Portfolio Investments,

Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Certain government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In August 2011, S&P Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Zero Coupon Bonds and Treasury STRIPS. U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including interest rate futures contracts or foreign currency futures contracts and related options. The Fund may utilize futures contracts to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges – long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

A public market presently exists in currency futures contracts on the Euro, the Australian dollar, the British pound, the Canadian dollar, the Japanese yen, the Mexican peso, the New Zealand dollar, the Swiss franc and the Swedish Krona. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions.

A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities or currency called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security or currency, no security or currency is delivered or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities or currency and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Risks Related to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies that are being hedged. If the price of the futures contract moves more or less than the price of the securities or currencies being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities or currencies. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in the value of its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or currencies and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction.

Compared to the purchase or sale of futures or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying futures contract. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities or currency.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities. Additionally, the Fund’s investment manager (the “Adviser”), on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

It is possible that government regulation of various types of derivative instruments, including futures and options, or of the use of these instruments by mutual funds, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), passed into law in July 2010, would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivate transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory update. The Securities and Exchange Commission (the “SEC”) has proposed the adoption of a rule that will regulate the use of derivative instruments by mutual funds and it is possible that the provisions of that rule, as adopted, may adversely impact the Fund’s use of derivative instruments and its ability to pursue its investment program.

Foreign Currency Options

A currency option is the right—but not the obligation—to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).

There are two types of option expirations, American-style and European-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only.

The Fund may use foreign currency options to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. These option strategies simulate the purchase of a short-term money market instrument denominated in the foreign currency. The benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. When the Fund uses currency options, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency. Factors which are difficult to predict, such as interest rate differentials between nations and temporary supply/demand imbalances between nations, may have a significant impact on currency option prices. The use of currency options by the Fund may lead to an increase in taxes payable by shareholders.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. The market value of the securities purchased on a delayed delivery basis may be more or less than the purchase price. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The Fund has entered into an unsecured line of credit with its custodian bank under which it may borrow money for purposes of day-to-day settlement of investment and shareholder transactions. The Fund is required to maintain specified asset coverage with respect to such borrowings under requirements of the 1940 Act and the terms of the loan agreement. The Fund incurred $18 of interest expense related to borrowings under its line of credit during the fiscal year ended June 30, 2018. The Fund intends to borrow only for the limited purposes described above.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Corporate Debt Securities

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed by the Adviser to be comparable in quality to corporate debt securities in which the Fund may invest.

Convertible Debt Securities

A convertible debt security is a debt security that can be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible debt securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible debt security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible debt security. The conversion value of a convertible debt security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible debt security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible debt security will be increasingly influenced by its conversion value. A convertible debt security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible debt security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. These investments may be used to adjust the Fund’s exposure to the general market or a particular segment of the bond market or a foreign currency and to manage the Fund’s risk exposure. Generally, an ETF in which the Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index, index segment or currency. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of bonds (or other underlying index) including: (1) risks that the general level of bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. If the Fund effects short sales of shares of ETFs, it may offset short positions with long positions in individual securities to limit the potential loss in the event of an increase in market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, substantially all of their assets are invested in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange (“AMEX”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund limits its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments) and will not invest in an ETF (or similar instrument) or enter into a transaction in a bond index option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations under the 1940 Act which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company (“3% Limitation”) may restrict the Fund’s ability to purchase shares of certain ETFs. The Fund is subject to the 3% Limitation with respect to an ETF that is registered as an investment company unless (i) the ETF has received an order granting exemptive relief from the 3% Limitation from the SEC to investment companies (such as the Fund) investing in that ETF; and (ii) the ETF and the Fund take appropriate steps to comply with the conditions of such order. The SEC has issued such exemptive orders to several ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund has entered into such an agreement with several Exempted ETFs so that the Fund is permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation. The Fund generally does not purchase shares of “actively managed” ETFs. Since the ETFs in which the Fund invests generally are not actively managed, the Fund is subject to the risk that such ETFs will not be able to take defensive positions in volatile or declining markets.

Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As an investor in money market funds, the Fund indirectly bears additional expenses because such funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating net asset values per share while others seek to maintain stable net asset values per share (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent the Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to the Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization (“NRSRO”).

Negative Interest Rates

Certain European countries have recently experienced negative interest rates on bank deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. In a negative interest rate environment, instead of a depositor receiving interest on its bank deposits, the depositor must pay the bank fees to keep money with the bank. These market conditions may increase the Fund’s exposures to interest rate risk. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Illiquid Securities

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of the Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the Fund’s ability to sell such securities.

The Fund typically does not purchase illiquid securities. However, certain securities purchased by the Fund may become illiquid. To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

In October 2016, the SEC adopted a new rule relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, including the Fund. Provisions of the rule, which become applicable to the Fund on December 1, 2019, may adversely impact the Fund’s performance and its ability to achieve its investment objective. The Adviser continues to evaluate the potential impact of the rule.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

During the fiscal year ended June 30, 2018, the Fund did not engage in securities lending. At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities. Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases on their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. Although the mortgage-backed purchase programs ended in 2010, the U. S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings from AAA to AA+, based on their direct reliance on U.S. Government support (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2017, FNMA and FHLMC availed themselves of Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they paid $283.6 billion in aggregate cash dividends to the U.S. Treasury during the same period (although these payments do not constitute a repayment of their draws). FNMA did not require any draws from the U.S. Treasury from the fourth quarter of 2011 through the fourth quarter 2017. Similarly, FHLMC did not require any draws from the U.S. Treasury from the first quarter of 2012 through the fourth quarter of 2017. In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011, which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 2, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system, including: how long FNMA will continue to exist in its current form; the extent of its role in the market; how long it will be in conservatorship; what form it will have; and what ownership interest, if any current common and preferred stockholders will hold after the conservatorship is terminated and whether FNMA will continue to exist following its conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, the results of which may have an adverse effect on their financial condition and their ability to honor their guarantee obligations.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Gold and Precious Metals Shares

The Fund may invest in securities of companies whose business is related to mining, processing or dealing in gold or other precious metals or in registered investment companies or other companies that invest directly or indirectly in commodities and precious metals. Investments in mining or related precious metals industries are subject to a number of risks. The price of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. It may be affected by perceptions of value in the commodity markets generally, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic or social conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The majority of producers of gold and other precious metals are domiciled in a limited number of countries and economic or other conditions affecting one or more of the major sources of such precious metals could have a substantial effect on supply and demand in countries throughout the world. The price of gold and other precious metals, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in such precious metals and, accordingly, the value of the Fund’s investments in these securities.

The use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price of gold to a variety of economic factors that normally would not affect other types of commodities. Platinum and palladium are part of the same group of metals and are often found together in mining operations. Companies engaged in the mining of platinum group metals are subject to economic and political risks, given that the world’s known supply of platinum group metals are concentrated primarily in Russia and the Republic of South Africa. Any disruptions in these countries may have a marked effect of the prices of platinum or palladium.

The business of mining by nature involves risks of environmental hazards and industrial accidents that can delay production, increase production costs and result in liability to the operator of the mines. Exploration for gold and other precious metals is speculative in nature and frequently is unsuccessful. Substantial expenditures are required to establish reserve properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Foreign Securities

The Fund may invest in foreign equity securities, including preferred securities of foreign issuers, and U.S. dollar- or foreign currency-denominated obligations of foreign governments. The Fund may also invest in foreign securities that trade domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. For example, European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Decreasing imports or exports, changes in governmental or other regulations on trades, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, high unemployment rates, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the International Monetary Fund and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and can affect exposures to other Eurozone countries and their financial companies as well. The manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of Eurozone countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). It was expected that the UK’s exit from the EU would take place within two years after the UK formally notified the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility, illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues and countries whose economies rely on international trade. Any further exits from the EU or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone, which could negatively impact the Fund’s ability to value certain investments located, traded or listed within the UK or EU member countries.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production or trade with China. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world's economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to securities of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

Emerging Market Debt

An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Fund. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Management Risk

As an actively managed investment company, the Fund is subject to management risk. Hussman Strategic Advisors, Inc. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current market conditions and to manage the Fund’s investment position and exposures in a manner that is responsive to pertinent interest rate movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities.

Although interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target federal funds rate and the possibility that the Federal Reserve may continue to increase rates, among other factors, could cause markets to experience high volatility. Interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments by other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. These factors may have an adverse effect on the Fund’s investment performance.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken actions to address the financial crisis. These actions include, in part, the enactment by the U.S. Congress of the Dodd-Frank Act which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial service industry could lead to the repeal of certain elements of the regulatory framework.

Political turmoil within the U.S. may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. The Tax Cuts and Jobs Act of 2017 lowered federal taxes and there are legislative proposals that would result in significant new investments in national defense and U.S. infrastructure. Enactment of one or more of these proposals, coupled with lower federal tax revenue, could lead to increased borrowings by the U.S. Government and higher interest rates. While these proposals are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. There is significant market uncertainty regarding the sovereign debt of a number of EU countries and the ramifications of Brexit. Political and military events, including circumstances in Venezuela, Syria and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions. Various foreign countries have undergone significant internal conflicts and, in some cases, civil war. Both Taiwan and China still claim sovereignty over one another, and hostile relations continue between North and South Korea. Investments in the Middle East and elsewhere may be exposed to heighted risk relating to the activities of terrorist groups such as ISIL. In addition, international trade tensions and the imposition by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance. The range and potential implications of possible political, regulatory, economic and market outcomes, and the impact of these events on the prices of the Fund's investments, are difficult to predict.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Equity Securities

The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. To the extent the Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Instability in the financial markets in the wake of the 2008 economic downturn led many governments and regulators, including the U.S. Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. It is not certain if the U.S. Government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of EU members, the aftermath of the war in Iraq and possible terrorist attacks, could negatively impact financial markets and the Fund’s performance.

Inflation-Indexed Securities

The Fund may invest in inflation-indexed securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”). Inflation-index securities may be issued by governments or their agencies and by corporations. There are two common accrual structures for inflation-indexed securities. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities (“TIPS”), pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-indexed securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While these securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates, changes in anticipated economic growth, and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund’s investments in inflation-indexed securities will forego the additional return that could have been earned on a floater.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Real Estate Investment Trusts

The Fund may invest in shares of real estate investment trusts (“REITs”), pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the REIT.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs need to meet asset diversification, source of income, distribution and certain other requirements in order to maintain their status as pass-through entities under the Code. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties.

When profits, revenues or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT share prices may decline as well. Therefore, REITs are subject to the risks associated with investing in real estate, any of which could cause the value of a REIT’s share price to decline. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Since the market value of REIT shares may change based upon investors’ collective perceptions of future earnings, the value of REIT shares will generally decline when investors anticipate or experience rising interest rates. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain an exemption from the registration requirements of the 1940 Act; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Other adverse factors affecting REITs include the extraordinary weakness and volatility in recent years affecting investments backed by real estate-related interests; past overinvestment in residential and commercial mortgages; the recent severe recession; weak economic conditions; and environmental and other considerations.

By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder, but does not permit the Fund to pass through this special treatment to its shareholders when paying dividends attributable to such income. Absent enactment of legislation providing for a pass-through, shareholders of the Fund are required to treat such distributions as ordinary dividend income.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. The Adviser anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%; however, changing market conditions may cause the Adviser to make significant changes in the Fund's investment holdings, and may result in a higher portfolio turnover rate in a particular year. During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund’s portfolio turnover rate was 63%, 341% and 129%, respectively.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset value of the Fund. As a result, the prices of foreign securities used to calculate the Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE, or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security is fair value.

Investments in shares of other open-end investment companies registered under the 1940 Act are valued at their net asset values per share as reported by such companies, except for shares of ETFs which are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. A fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Accounts. A shareholder account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the first and/or the fifteenth day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder. Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Total Return Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 56) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	4
Independent Trustees:
David C. Anderson (age 67) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	4
Jody T. Foster (age 49) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2016	Trustee	President of Symphony Consulting LLC (provider of compliance, finance, marketing, operations and human resources services to investment company and private fund advisers)	4
William H. Vanover (age 71) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Investment counselor with Planning Alternatives, Ltd. (registered investment adviser) until his retirement in June 2018; Member of the Board of Susa Registered Fund, L.L.C. (registered investment company) until June 2017	4
Executive Officers:
Robert G. Dorsey (age 61) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
Mark J. Seger (age 56) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
John F. Splain (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Executive Vice President of Ultimus Fund Solutions, LLC

*	John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The Fund Complex consists of the Fund, the Growth Fund, the International Fund and the Value Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
William H. Vanover	Over $100,000	Over $100,000
Jody T. Foster	None	$10,001 – $50,000

As of October 1, 2018, the Trustees and officers as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus Fund Solutions, LLC are not compensated by the Fund for their services. Effective January 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2018, each Independent Trustee received from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust. The following table provides compensation amounts paid by the Fund and the Trust during the fiscal year ended June 30, 2018 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex Paid to Trustees*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	$ 24,500	None	None	$ 98,000
William H. Vanover	$ 24,500	None	None	$ 98,000
Jody T. Foster	$ 24,500	None	None	$ 98,000

*	The Trust is comprised of four series, including the Fund, which constitutes the “Fund Complex.” Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by the Growth Fund, the International Fund and the Value Fund, the other series of the Trust. Trustee fees are split equally among the four series of the Fund Complex.

**	Interested person of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (four Trustees), the size of the Fund Complex (four funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Jody T. Foster and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2018. The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Fund. Jody T. Foster serves as Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2018, the Audit Committee met three times.

Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

Three of the four Trustees have served in such capacity for more than 18 years and the other Trustee has served in such capacity for more than 2 years. During this period each of those Trustees has participated in regular and, on occasion, special Board meetings. Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Fund and its shareholders. Through their years of service on the Board, these Trustees have developed a thorough understanding of their role and responsibilities to the Fund and its shareholders. For example, the Trustees review the Fund’s financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Fund, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Fund.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Fund, and currently serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis. His research included the fundamental and technical analysis of stocks, options, precious metals and grains. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, Chief Compliance Officer and Investment Counselor) from 1982 until his retirement in June 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

•	Ms. Jody T. Foster is the founder and President of Symphony Consulting LLC, a consulting firm providing compliance, finance, marketing, operations and human resources services to public and private fund advisers in traditional and alternative investing. The firm has provided services to over 200 private and registered funds, ranging from start-up funds to funds with $10 billion under management. Ms. Foster has been in the financial services industry since 1996 and has held positions with responsibility for, among other things, investment research and performance analysis for asset managers; financial reporting and budgeting; business development and training; information technology; and executive recruiting. She is the founder of the Atlanta Women in Alternatives Group, a 150-member organization comprised of women serving alternative investment firms. The Board has concluded that Ms. Foster is qualified to serve as a Trustee because of her extensive experience in financial services and investment management industries, as well as her business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

As the use of technology and the frequency of cyber attacks have become more prevalent, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund, or the Adviser or another service provider to the Fund, to lose proprietary information, suffer data corruption or lose operational capacity. This could adversely affect the Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding the Fund’s ability to calculate its net asset value; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund's investment portfolio. A cyber attack may cause financial losses to the Fund by impeding trading or portfolio management, causing reputational damage, or subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cyber breaches may include, among other things, gaining unauthorized access to the Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity breaches of the Adviser or other service providers to the Fund (including its administrator, transfer agent, intermediaries and custodian) or issuers in which the Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures, designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies and procedures will be effective in preventing an impairment of the Fund's operations or preventing a loss to the Fund as a consequence of a cybersecurity breach. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Fund does not directly control the cybersecurity systems of issuers, the Adviser or service providers. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc. (the “Adviser”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of September 10, 2002 and last amended as of July 1, 2011 (the “Advisory Agreement”). The Adviser, founded in August 1999, is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.50% of the first $1 billion of average daily net assets of the Fund, 0.45% of the next $1.5 billion of such assets and 0.40% of such assets over $2.5 billion, less any fee deferrals.

The Adviser has contractually agreed that, until November 1, 2019, it will defer its advisory fees and/or absorb or reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 0.75% annually of its average daily net assets. This limit on operating expenses was increased from 0.63% to 0.68% effective November 1, 2014; from 0.68% to 0.70% effective November 1, 2015; from 0.70% to 0.73% effective November 1, 2016; and from 0.73% to 0.75% effective November 1, 2018. Any fee reductions or expense reimbursements by the Adviser, either before or after November 1, 2019, are subject to repayment by the Fund provided the Fund is able to effect such repayment without causing ordinary operating expenses to exceed an amount equal to 0.63% annually of its average daily net assets, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

During the fiscal years ended June 30, 2018, 2017 and 2016, the fees payable to the Adviser as calculated under the Advisory Agreement were $1,630,074, $2,062,514 and $2,186,556, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser reduced its fees by $125,652, $138,941 and $266,055 with respect to the fiscal years ended June 30, 2018, 2017 and 2016, respectively. Pursuant to the Expense Limitation Agreement, as of June 30, 2018, the Adviser may in the future recoup from the Fund advisory fee deferrals in the amount of $530,648. Of this amount the Adviser may recoup $266,055 no later than June 30, 2019, $138,941 no later than June 30, 2020 and $125,652 no later than June 30, 2021.

Unless sooner terminated, the Advisory Agreement will continue in effect until July 20, 2019, and thereafter may remain in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

The Fund’s portfolio manager is John P. Hussman, Ph.D.

Other Accounts Managed (as of June 30, 2018)

Dr. Hussman is also responsible for the day-to-day management of the Growth Fund, the International Fund and the Value Fund, three other series of the Trust. As of the date of this Statement of Additional Information, the Fund, the Growth Fund, the International Fund and the Value Fund are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund, the International Fund and the Value Fund, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$357,206,724 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Growth Fund, the International Fund and the Value Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund, the International Fund and/or the Value Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund, the International Fund and/or the Value Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund, the International Fund and the Value Fund. However, compensation is not directly based upon the Fund’s performance or the value of the Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by Dr. Hussman as of June 30, 2018.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	Over $1,000,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund paid aggregate brokerage commissions of $60,125, $183,664 and $314,759, respectively. The primary reason for the lower aggregate brokerage commissions paid by the Fund during the fiscal year ended June 30, 2018 as compared to commissions paid during the prior fiscal year was a decrease in the extent of the Fund’s trading of portfolio securities.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share and calculation of the dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; 0.025% of such assets between $5 billion and $7 billion; 0.02% of such assets between $7 billion and $9 billion; and 0.015% of such assets over $9 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million; 0.005% of such assets between $500 million and $5 billion; and 0.0025% of such assets over $5 billion. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2018, Ultimus received fees of $228,074 from the Fund in its capacity as Administrator, $62,611 in its capacity as Fund Accountant and $62,143 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2017, Ultimus received fees of $289,034 from the Fund in its capacity as Administrator, $71,319 in its capacity as Fund Accountant and $75,717 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2016, Ultimus received fees of $305,865 from the Fund in its capacity as Administrator, $73,766 in its capacity as Fund Accountant and $81,379 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 7, 2019. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $70,000 per annum, plus an asset-based fee computed at the annual rate of 0.00125% of the average value of the Trust’s aggregate daily net assets over $1.4 billion. The Fund pays its proportionate share of such fee along with the other series of the Trust. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. During the fiscal years ended June 30, 2018, 2017 and 2016, Ultimus received compliance service fees from the Fund of $29,281, $20,514 and $17,660, respectively.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of Ultimus and officers of the Trust.

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2019.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees will allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Forms N-Q and N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•	Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer may approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2018.

Name and Address	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	4,382,481.779	21.7%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	2,343,433.729	11.6%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	1,321,341.687	6.5%	Record

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of June 30, 2018, the Fund had short-term capital loss carryforwards of $64,660,078 and long-term capital loss carryforwards of $14,339,133 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, individual taxpayers with taxable incomes above $500,000 ($600,000 for married taxpayers filing jointly, $300,000 for married taxpayers filing separately and $500,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and redemption proceeds (after December 31, 2018) paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gain from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. To the extent that the Adviser voluntarily or contractually reduces its fees or absorbs certain operating expenses of the Fund pursuant to expense limitation arrangements, the total return of the Fund will be higher than it would be in the absence of such arrangements.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund’s average annual total returns for periods ended June 30, 2018 were:

1 Year	-0.18%
5 Years	2.06%
10 Years	2.10%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period from inception (September 12, 2002) to June 30, 2018 is 95.04%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund’s average annual return for the three years ended June 30, 2018 is 2.05% and the Fund’s average annual return for the period from inception (September 12, 2002) to June 30, 2018 is 4.32%. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Yield

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd +1)6 – 1]

Where:

a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund’s yield for June 2018 was 1.33%.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Standard & Poor’s, Bloomberg Barclays, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended June 30, 2018, which have been audited by Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the annual report of the Trust dated June 30, 2018.

APPENDIX A: RATINGS DESCRIPTIONS

The long-term ratings of Moody’s and S&P for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B

Hussman Investment Trust and

Hussman Strategic Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

HUSSMAN STRATEGIC INTERNATIONAL FUND

TICKER SYMBOL: HSIEX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2018

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic International Fund dated November 1, 2018, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	22
SPECIAL SHAREHOLDER SERVICES	23
MANAGEMENT OF THE TRUST	24
INVESTMENT ADVISER	31
PORTFOLIO TRANSACTIONS	34
OTHER SERVICE PROVIDERS	35
GENERAL INFORMATION	38
ADDITIONAL TAX INFORMATION	41
PERFORMANCE INFORMATION	47
FINANCIAL STATEMENTS	49
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	50

STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers four diversified investment portfolios, Hussman Strategic International Fund (prior to January 2012, named Hussman Strategic International Equity Fund), Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic Value Fund (the “Value Fund”). This Statement of Additional Information applies only to Hussman Strategic International Fund (the “Fund”). For information on the Growth Fund, the Total Return Fund and the Value Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Additional Information on Portfolio Investments,

Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Foreign Securities

The Fund invests principally in foreign securities, including those traded domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities. Foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders. Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. Foreign securities are subject to different regulatory environments than in the U.S. and, as compared to the U.S., there may be less comprehensive or stringent accounting, auditing and financial reporting standards or a lack of uniformity with respect to such standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Other risks of investment in foreign securities include possible delays in the settlement of transactions or in the payment of income. Brokerage commissions, custodial fees and other fees are also generally higher for non-U.S. securities. Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production or trade with China. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. To the extent the Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Instability in the financial markets in the wake of the 2008 economic downturn led many governments and regulators, including the U.S. Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. It is not certain if the U.S. Government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of European Union (“EU”) members, the aftermath of the war in Iraq and possible terrorist attacks could negatively impact financial markets and the Fund’s performance.

The Fund may invest a portion of its assets in emerging markets. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. The governments of certain Asian countries maintain their currencies at artificial levels in relation to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on foreign investors. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth and relatively easy financing conditions in certain Asian countries may also negatively impact those economies. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are typically less efficient and substantially smaller, less liquid and more volatile than the major securities markets in the U.S. and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Geographic Focus Risk. If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. As a result, the Fund’s share price may be more volatile than the share price of a more geographically diversified fund. As of June 30, 2018, the Fund had 52.1% of the value of its stock portfolio invested in issuers in countries within the EU, including 18.7% invested in the United Kingdom (the “UK”). As of June 30, 2018, the Fund had 21.2% of the value of its stock portfolio invested in stocks of companies domiciled in Japan.

European Union. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, high unemployment rates, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of Eurozone countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer’s implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the International Monetary Fund and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and can affect exposures to other Eurozone countries and their financial companies as well. The manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and revealed a lack of cohesion in dealing with the fiscal problems of member states.

In June 2016, the UK voted in a referendum to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally invoked Article 50 of the Treaty of Lisbon to begin the process for the withdrawal of the UK from the EU, triggering a two-year period for negotiation of the terms of the withdrawal. However, there remains a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal from the EU and new trade agreements will be conducted, as well as uncertainty regarding the potential consequences of and precise timeframe for Brexit. During the negotiating period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, possibly including increased volatility and illiquidity, and lower economic growth, in markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments. It is possible that measures could be taken to revote on the issue of Brexit or that portions of the UK could seek to separate and remain a part of the EU.

The UK has one of the largest economies in Europe and is a major trading partner with other EU countries and the United States. If implemented, Brexit might negatively affect The City of London’s economy, which is heavily denominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely also create other economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads, due to uncertainties, and declines in business and consumer spending as well as foreign direct investments. Further, the UK’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region).

Japan. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Management Risk

As an actively managed investment company, the Fund is subject to management risk. Hussman Strategic Advisors, Inc. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current stock market conditions and to manage the Fund’s investment position and exposures in a manner that is responsive to pertinent market movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets and, in some cases, a lack of liquidity. Although interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target federal funds rate and the possibility that the Federal Reserve may continue to increase interest rates, may expose the fixed income and other markets to heightened volatility. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities. Interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments by other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) may also cause a decline in the market for equity securities. These factors may have an adverse effect on the Fund's investment performance.

Political turmoil within the United States may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. The Tax Cuts and Jobs Act of 2017 lowered federal taxes and there are legislative proposals that would result in significant new investments in national defense and U.S. infrastructure. Enactment of one or more of these proposals, coupled with lower tax revenue, could lead to increased borrowings by the U.S. Government and higher interest rates. While these proposals are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. There is significant market uncertainty regarding the sovereign debt of a number of EU countries and the ramifications of Brexit. Political and military events, including circumstances in Venezuela, Syria and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions. Various foreign countries have undergone significant internal conflicts and, in some cases, civil war. Both Taiwan and China still claim sovereignty over one another, and hostile relations continue between North and South Korea. Investments in the Middle East and elsewhere may be exposed to heighted risk relating to the activities of terrorist groups such as ISIL. In addition, international trade tensions and the imposition by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance. The range and potential implications of possible political, regulatory, economic and market outcomes, and the impact of these events on the prices of the Fund's investments, are difficult to predict.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Foreign Currency Transactions

As discussed in the Prospectus, investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike rate) on or before the option matures. Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or through privately negotiated over-the-counter transactions. Over-the-counter options present a greater possibility of loss than exchange-traded options because of their greater illiquidity and credit risks.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Adviser’s judgment will be accurate. The trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions. In addition, cash or securities designated in an amount equal to the value of the Fund’s currency contracts, or as designated for currency futures, may limit the Fund’s investment flexibility.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including options, futures contracts and swaps. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of certain derivative instruments.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and foreign currency transactions) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities. Additionally, the Adviser, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CTFC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (such as currency transactions, swaps and options described herein), or of the use of these instruments by mutual funds, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), passed into law in July 2010, would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivate transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework. The Securities and Exchange Commission (the “SEC”) has proposed the adoption of a rule that will regulate the use of derivative instruments by mutual funds and it is possible that the provisions of that rule, as adopted, may adversely impact the Fund’s use of derivative instruments and its ability to pursue its investment program.

Futures and Options Transactions. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities. To the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. By purchasing a put option on a stock index, the Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Use of Other Derivative Instruments. The Fund may also use other derivatives in seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. These derivatives may include (but are not limited to) swaps and structured notes.

Swaps are individually negotiated agreements that can be structured to increase or reduce exposure to particular types of investments, markets or market factors. Typically, swaps are contracts under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. The Fund’s use of swaps generally will be limited to equity swaps through which the Fund seeks to hedge its exposure to investments in particular foreign markets or geographic regions. These agreements involve payments by the Fund of a floating interest rate on a notional amount in exchange for receipt by the Fund of payments based on the changes in the value of a specified securities index or a specified basket of securities of the same notional amount. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap, such as dividends on common stock, may also be sensitive to changes in interest rates.

Structured notes are specially designed debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as a security, currency or index. Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable to the Fund on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these investments may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Risks of Derivative Instruments Generally. The purchase and sale of derivative instruments, including options, swaps, futures contracts and other derivative transactions, involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. Moreover, to the extent that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could experience losses, including the possibility of not obtaining a recovery of its investment or obtaining only a limited or delayed recovery. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. Finally, the successful execution of currency hedging strategies using derivative instruments is uncertain given the difficulty in accurately projecting movements in foreign currency markets.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Risks of Over-the-Counter (“OTC”) Options and other OTC Derivatives. Options and other derivative instruments purchased and sold through private OTC transactions do not include many of the protections afforded to exchange participants. In addition, the existence of a liquid trading market for OTC derivatives will depend on whether there are dealers that make a market in such products, and there may not be a market for certain types of OTC derivatives. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. Additionally, whereas exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options, no clearing agency guarantees OTC transactions. Accordingly, each party to an OTC transaction bears the risk that the counterparty will default.

Limitations on Use of Derivatives. The total notional value of all of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size. For purposes of this limitation, the “notional value” of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund. The combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated. Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under this limitation. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. These investments may be used for hedging purposes or to seek to increase total return. Generally, an ETF in which the Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index, index segment or currency. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks (or other underlying index) including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. If the Fund effects short sales of shares of ETFs, it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in the market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, substantially all of their assets are invested in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange (“AMEX”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund limits its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments) and will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 30% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations under the 1940 Act which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company (“3% Limitation”) may restrict the Fund’s ability to purchase shares of certain ETFs. The Fund is subject to the 3% Limitation with respect to an ETF that is registered as an investment company unless (i) the ETF has received an order granting exemptive relief from the 3% Limitation from the SEC to investment companies (such as the Fund) investing in that ETF; and (ii) the ETF and the Fund take appropriate steps to comply with the conditions of such order. The SEC has issued such exemptive orders to several ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund has entered into such an agreement with several Exempted ETFs so that the Fund is permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation. The Fund generally does not purchase shares of “actively managed” ETFs. Since the ETFs in which the Fund invests generally are not actively managed, the Fund is subject to the risk that such ETFs will not be able to take defensive positions in volatile or declining markets.

Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As an investor in money market funds, the Fund indirectly bears additional expenses because such funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating net asset values per share while others seek to maintain stable net asset values per share (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent the Fund from redeeming shares of the money market fund or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to the Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated commercial paper. In general, investments in lower-rated instruments are subject to greater credit risk than investments in instruments in higher-rated categories.

Illiquid Securities

The Fund typically does not purchase illiquid securities. However, certain securities purchased by the Fund may become illiquid and certain derivative instruments that the Fund is authorized to use may be deemed to be illiquid. To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

In October 2016, the SEC adopted a new rule relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, including the Fund. Provisions of the rule, which become applicable to the Fund on December 1, 2019, may adversely impact the Fund’s performance and its ability to achieve its investment objective. The Adviser continues to evaluate the potential impact of the new rule.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

During the fiscal year ended June 30, 2018, the Fund did not engage in securities lending. At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrow money in an amount exceeding 33⅓% of the value of its total assets or issue senior securities, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and may purchase and sell foreign currency and foreign currency options and futures and may enter into forward foreign currency contracts and swaps.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. The Adviser anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%. During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund’s portfolio turnover rate was 61%, 102% and 107%, respectively.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, in the case of securities of U.S. issuers, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service, as described below. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices.

Pursuant to procedures adopted by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. Options not traded on a U.S. securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security is fair value.

Investments in shares of other open-end investment companies registered under the 1940 Act are valued at their net asset values per share as reported by such companies, except for shares of ETFs which are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value. In that event, the value of the Fund’s holdings may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Board of Trustees has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities when the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that the Fund could purchase or sell that security at the price equal to the fair value of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent the Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for other funds.

The value of non-dollar denominated portfolio securities held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. A fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Accounts. A shareholder account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the first and/or the fifteenth day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder. Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic International Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 56) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	4
Independent Trustees:
David C. Anderson (age 67) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	4
Jody T. Foster (age 49) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2016	Trustee	President of Symphony Consulting LLC (provider of compliance, finance, marketing, operations and human resources services to investment company and private fund advisers)	4
William H. Vanover (age 71) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Investment counselor with Planning Alternatives, Ltd. (registered investment adviser) until his retirement in June 2018; Member of the Board of Susa Registered Fund, L.L.C. (registered investment company) from January 2014 until June 2017	4
Executive Officers:
Robert G. Dorsey (age 61) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
Mark J. Seger (age 56) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
John F. Splain (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Executive Vice President of Ultimus Fund Solutions, LLC

*	John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The Fund Complex consists of the Fund, the Growth Fund, the Total Return Fund and the Value Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
William H. Vanover	Over $100,000	Over $100,000
Jody T. Foster	None	$10,001 – $50,000

As of October 1, 2018, the Trustees and officers as a group owned of record or beneficially 38.6% of the outstanding shares of the Fund.

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus Fund Solutions, LLC are not compensated by the Fund for their services. Effective January 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2018, each Independent Trustee received from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust. The following table provides compensation amounts paid by the Fund and the Trust during the fiscal year ended June 30, 2018 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex Paid to Trustees*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	$ 24,500	None	None	$ 98,000
William H. Vanover	$ 24,500	None	None	$ 98,000
Jody T. Foster	$ 24,500	None	None	$ 98,000

*	The Trust is comprised of four series, including the Fund, which constitutes the “Fund Complex.” Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by the Growth Fund, the Total Return Fund and the Value Fund, the other series of the Trust. Trustee fees are split equally among the four series of the Fund Complex.

**	Interested person of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (four Trustees), the size of the Fund Complex (four funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Jody T. Foster and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2018. The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Fund. Jody T. Foster serves as Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2018, the Audit Committee met three times.

Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

Three of the four Trustees have served in such capacity for more than 18 years and the other Trustee has served in such capacity for more than 2 years. During this period each of those Trustees has participated in regular and, on occasion, special Board meetings. Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Fund and its shareholders. Through their years of service on the Board, these Trustees have developed a thorough understanding of their role and responsibilities to the Fund and its shareholders. For example, the Trustees review the Fund’s financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Fund, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Fund.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Fund, and serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis. His research included the fundamental and technical analysis of stocks, options, precious metals and grains. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, Chief Compliance Officer and Investment Counselor) from 1982 until his retirement in June 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

•	Ms. Jody T. Foster is the founder and President of Symphony Consulting LLC, a consulting firm providing compliance, finance, marketing, operations and human resources services to public and private fund advisers in traditional and alternative investing. The firm has provided services to over 200 private and registered funds, ranging from start-up funds to funds with $10 billion under management. Ms. Foster has been in the financial services industry since 1996 and has held positions with responsibility for, among other things, investment research and performance analysis for asset managers; financial reporting and budgeting; business development and training; information technology; and executive recruiting. She is the founder of the Atlanta Women in Alternatives Group, a 150-member organization comprised of women serving alternative investment firms. The Board has concluded that Ms. Foster is qualified to serve as a Trustee because of her extensive experience in financial services and investment management industries, as well as her business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

As the use of technology and the frequency of cyber attacks have become more prevalent, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund, or the Adviser or another service provider to the Fund, to lose proprietary information, suffer data corruption or lose operational capacity. This could adversely affect the Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding the Fund’s ability to calculate its net asset value; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund's investment portfolio. A cyber attack may cause financial losses to the Fund by impeding trading or portfolio management, causing reputational damage, or subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cyber breaches may include, among other things, gaining unauthorized access to the Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity breaches of the Adviser or other service providers to the Fund (including its administrator, transfer agent, intermediaries and custodian) or issuers in which the Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures, designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies and procedures will be effective in preventing an impairment of the Fund's operations or preventing a loss to the Fund as a consequence of a cybersecurity breach. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Fund does not directly control the cybersecurity systems of issuers, the Adviser or service providers. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc. (the “Adviser”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of December 31, 2009 and last amended as of July 1, 2013 (the “Advisory Agreement”). The Adviser, founded in August 1999, is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.95% of the first $2 billion of average daily net assets of the Fund, 0.90% of the next $3 billion of such assets, and 0.85% of such assets over $5 billion, less any fee deferrals.

The Adviser has contractually agreed that, until November 1, 2019, it will defer its advisory fees and/or absorb or reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 2.00% annually of its average daily net assets. Any fee reductions or expense reimbursements by the Adviser, either before or after November 1, 2019, are subject to repayment by the Fund provided the Fund is able to effect such repayment without causing ordinary operating expenses to exceed an amount equal to 2.00% annually of its average daily net assets, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

During the fiscal years ended June 30, 2018, 2017 and 2016, the fees payable to the Adviser as calculated under the Advisory Agreement were $271,891, $320,618 and $375,315, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser reduced its fees by $121,185, $89,143 and $13,453 with respect to the fiscal years ended June 30, 2018, 2017 and 2016, respectively. Pursuant to the Expense Limitation Agreement, as of June 30, 2018, the Adviser may in the future recoup from the Fund advisory fee deferrals in the amount of $223,781. Of this amount, the Adviser may recoup $13,453 no later than June 30, 2019, $89,143 no later than June 30, 2020 and $121,185 no later than June 30, 2021.

Unless sooner terminated, the Advisory Agreement will continue in effect until July 20, 2019, and thereafter may remain in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Fund’s lead portfolio manager is John P. Hussman, Ph.D. William J. Hester, CFA, a Senior Research Analyst of the Adviser, is the co-portfolio manager of the Fund.

Other Accounts Managed (as of June 30, 2018)

Dr. Hussman is also responsible for the day-to-day management of the Growth Fund, the Total Return Fund and the Value Fund, three other series of the Trust. Mr. Hester is also the co-portfolio manager of the Value Fund. As of the date of this Statement of Additional Information, the Fund, the Growth Fund, the Total Return Fund and the Value Fund are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund, the Total Return Fund and the Value Fund, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$604,836,324 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
William J. Hester, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$6,231,372 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers managing, in addition to the Fund, the Growth Fund, the Total Return Fund and the Value Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund, the Total Return Fund and/or the Value Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund, the Total Return Fund and/or the Value Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund, the Total Return Fund and the Value Fund. However, compensation is not directly based upon the Fund’s performance or the value of the Fund’s assets.

Compensation of Mr. Hester consists of a fixed salary plus a bonus from the Adviser, as determined by Dr. Hussman in his sole discretion.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by Dr. Hussman and Mr. Hester as of June 30, 2018.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	Over $1,000,000
William J. Hester, CFA	$500,001 – $1,000,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund paid aggregate brokerage commissions of $43,612, $75,119 and $72,135, respectively. The primary reason for the lower aggregate brokerage commissions paid by the Fund during the fiscal year ended June 30, 2018 as compared to commissions paid during the prior fiscal year was a decrease in the extent of the Fund’s trading of portfolio securities.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share and calculation of the dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; 0.025% of such assets between $5 billion and $7 billion; 0.02% of such assets between $7 billion and $9 billion; and 0.015% of such assets over $9 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $3,000 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million; 0.005% of such assets from $500 million to $5 billion; and 0.0025% of such assets over $5 billion. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2018, Ultimus received fees of $24,000 from the Fund in its capacity as Administrator, $38,791 in its capacity as Fund Accountant and $18,000 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2017, Ultimus received fees of $24,711 from the Fund in its capacity as Administrator, $39,436 in its capacity as Fund Accountant and $18,000 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2016, Ultimus received fees of $27,737 from the Fund in its capacity as Administrator, $39,991 in its capacity as Fund Accountant and $18,000 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 7, 2019. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $70,000 per annum, plus an asset-based fee computed at the annual rate of 0.00125% of the average value of the Trust’s aggregate daily net assets over $1.4 billion. The Fund pays its proportionate share of such fee along with the other series of the Trust. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. During the fiscal years ended June 30, 2018, 2017 and 2016, Ultimus received compliance service fees from the Fund of $6,703, $5,796 and $5,688, respectively.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of Ultimus and officers of the Trust.

Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as custodian to the Fund pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2019.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees will allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Forms N-Q and N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•	Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer may approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2018.

Name and Address	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	179,959.773	6.1%	Record
John P. Hussman, Ph.D. 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	1,083,722.575	36.7%*	Record and Beneficial
The Hussman Foundation, Inc. 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	639,324.544	21.6%	Record and Beneficial
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	288,655.346	9.8%	Record

*	May be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of June 30, 2018, the Fund had short-term capital loss carryforwards of $15,797,035 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

The tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles, the Fund may be required to accrue for book purposes certain foreign taxes in respect of its non-U.S. securities or other non-U.S. investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, recent tax legislation requires individual taxpayers with taxable incomes above $500,000 ($600,000 for married taxpayers filing jointly, $300,000 for married taxpayers filing separately and $500,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and redemption proceeds (after December 31, 2018) paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gain from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10-year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. To the extent that the Adviser voluntarily or contractually reduces its fees or absorbs certain operating expenses of the Fund pursuant to expense limitation arrangements, the total return of the Fund will be higher than it would be in the absence of such arrangements.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund’s average annual total returns for periods ended June 30, 2018 were:

1 Year	1.34%
5 Years	-1.41%
Since Inception (December 31, 2009)	-0.75%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period from inception (December 31, 2009) to June 30, 2018 is -6.17%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund’s average annual return for the three years ended June 30, 2018 is 1.34%. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Standard & Poor’s, Bloomberg Barclays, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended June 30, 2018, which have been audited by Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the annual report of the Trust dated June 30, 2018.

APPENDIX A

Hussman Investment Trust and

Hussman Strategic Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

HUSSMAN STRATEGIC VALUE FUND

TICKER SYMBOL: HSVLX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2018

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Value Fund dated November 1, 2018, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	19
SPECIAL SHAREHOLDER SERVICES	20
MANAGEMENT OF THE TRUST	21
INVESTMENT ADVISER	28
PORTFOLIO TRANSACTIONS	31
OTHER SERVICE PROVIDERS	32
GENERAL INFORMATION	35
ADDITIONAL TAX INFORMATION	39
PERFORMANCE INFORMATION	44
FINANCIAL STATEMENTS	47
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	48

STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers four diversified investment portfolios, Hussman Strategic Value Fund (prior to November 2016, named Hussman Strategic Dividend Value Fund), Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic International Fund (the “International Fund”). This Statement of Additional Information applies only to Hussman Strategic Value Fund (the “Fund”). For information on the Growth Fund, the Total Return Fund and the International Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks total return through a combination of dividend income and capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Additional Information on Portfolio Investments,

Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of certain derivative instruments.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities. Additionally, Hussman Strategic Advisors, Inc. (the “Adviser”), on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

It is possible that government regulation of various types of derivative instruments, including futures and options, or of the use of these instruments by mutual funds, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), passed into law in July 2010, would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivate transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or change the availability of certain investments. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework. The Securities and Exchange Commission (the “SEC”) has proposed the adoption of a rule that will regulate the use of derivative instruments by mutual funds and it is possible that the provisions of that rule, as adopted, may adversely impact the Fund’s use of derivative instruments and its ability to pursue its investment program.

Futures and Options Transactions. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities. To the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. By purchasing a put option on a stock index, the Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Risks of Derivative Instruments Generally. The purchase and sale of derivative instruments, including options and futures contracts and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. The Fund’s current policy is to limit options and futures transactions to those described above. The Fund may purchase and write only exchange traded options.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Limitations on Use of Derivatives. The total notional value of all of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size. For purposes of this limitation, the “notional value” of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund. The combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated. Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under this limitation. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Equity Securities

The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. To the extent the Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Instability in the financial markets in the wake of the 2008 economic downturn led many governments and regulators, including the U.S. Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. It is not certain if the U.S. Government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of European Union (“EU”) members, the aftermath of the war in Iraq and possible terrorist attacks, could negatively impact financial markets and the Fund’s performance.

Foreign Securities

The Fund may invest in foreign securities, including those traded domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities. Foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be less comprehensive or stringent accounting, auditing and financial reporting standards or a lack of uniformity with respect to such standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Other risks include possible delays in the settlement of transactions or in the payment of income. Brokerage commissions, custodial fees and other fees are also generally higher for non-U.S. securities. Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, high unemployment rates, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of Eurozone countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer’s implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the International Monetary Fund and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and can affect exposures to other Eurozone countries and their financial companies as well. The manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and revealed a lack of cohesion in dealing with the fiscal problems of member states.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). It was expected that the UK’s exit from the EU would take place within two years after the UK formally notified the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility, illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone, which could negatively impact the Fund’s ability to value certain investments located, traded or listed within the UK or EU member countries.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production or trade with China. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely on suppliers from non-U.S. markets.

The Fund may invest a portion of its assets in emerging markets. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. The governments of certain Asian countries maintain their currencies at artificial levels in relation to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on foreign investors. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth and relatively easy financing conditions in certain Asian countries may also negatively impact those economies. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are typically less efficient and substantially smaller, less liquid and more volatile than the major securities markets in the U.S. and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Management Risk

As an actively managed investment company, the Fund is subject to management risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current stock market conditions and to manage the Fund’s investment position and exposures in a manner that is responsive to pertinent market movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities.

Although interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target fed funds rate and the possibility that the Federal Reserve may continue to increase interest rates, among other factors, could cause markets to experience high volatility. Interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments by other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) may also cause a decline in the market for equity securities. These factors may have an adverse effect on the Fund’s investment performance.

Political turmoil within the U.S. may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. The Tax Cuts and Jobs Act of 2017 lowered federal taxes and there are legislative proposals that would result in significant new investments in national defense and U.S. infrastructure. Enactment of one or more of these proposals, coupled with lower federal tax revenue, could lead to increased borrowings by the U.S. Government and higher interest rates. While these proposals are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. There is significant market uncertainty regarding the sovereign debt of a number of EU countries and the ramifications of Brexit. Political and military events, including circumstances in Venezuela, Syria and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions. Various foreign countries have undergone significant internal conflicts and, in some cases, civil war. Both Taiwan and China still claim sovereignty over one another, and hostile relations continue between North and South Korea. Investments in the Middle East and elsewhere may be exposed to heighted risk relating to the activities of terrorist groups such as ISIL. In addition, international trade tensions and the imposition by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance. The range and potential implications of possible political, regulatory, economic and market outcomes, and the impact of these events on the prices of the Fund's investments, are difficult to predict.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. These investments may be used for hedging purposes or to seek to increase total return. Generally, an ETF in which the Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks (or other underlying index) including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. If the Fund effects short sales of shares of ETFs, it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in the market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, substantially all of their assets are invested in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange (“AMEX”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund limits its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments) and will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations under the 1940 Act which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company (“3% Limitation”) may restrict the Fund’s ability to purchase shares of certain ETFs. The Fund is subject to the 3% Limitation with respect to an ETF that is registered as an investment company unless (i) the ETF has received an order granting exemptive relief from the 3% Limitation from the SEC to investment companies (such as the Fund) investing in that ETF; and (ii) the ETF and the Fund take appropriate steps to comply with the conditions of such order. The SEC has issued such exemptive orders to several ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund has entered into such an agreement with several Exempted ETFs so that the Fund is permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation. The Fund generally does not purchase shares of “actively managed” ETFs. Since the ETFs in which the Fund invests generally are not actively managed, the Fund is subject to the risk that such ETFs will not be able to take defensive positions in volatile or declining markets.

Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As of June 30, 2018, the Fund had 44.5% of the value of its net assets invested in shares of a single money market fund. As an investor in money market funds, the Fund indirectly bears additional expenses because such funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating net asset values per share while others seek to maintain stable net asset values per share (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent the Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to the Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization (“NRSRO”).

Illiquid Securities

The Fund typically does not purchase illiquid securities. However, certain securities purchased by the Fund may become illiquid. To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

In October 2016, the SEC adopted a new rule relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, including the Fund. Provisions of the rule, which become applicable to the Fund on December 1, 2019, may adversely impact the Fund’s performance and its ability to achieve its investment objective. The Adviser continues to evaluate the potential impact of the new rule.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

During the fiscal year ended June 30, 2018, the Fund did not engage in securities lending. At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. The Adviser anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%. During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund’s portfolio turnover rate was 85%, 118% and 118%, respectively.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset value of the Fund. As a result, the prices of foreign securities used to calculate the Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security is fair value.

Investments in shares of other open-end investment companies registered under the 1940 Act are valued at their net asset values per share as reported by such companies, except for shares of ETFs which are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. A fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Accounts. A shareholder account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the first and/or the fifteenth day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder. Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Value Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 56) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	4
Independent Trustees:
David C. Anderson (age 67) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	4
Jody T. Foster (age 49) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2016	Trustee	President of Symphony Consulting LLC (provider of compliance, finance, marketing, operations and human resources services to investment company and private fund advisers)	4
William H. Vanover (age 71) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Investment counselor with Planning Alternatives, Ltd. (registered investment adviser) until his retirement in June 2018; Member of the Board of Susa Registered Fund, L.L.C. (registered investment company) from January 2014 until June 2017	4
Executive Officers:
Robert G. Dorsey (age 61) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
Mark J. Seger (age 56) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
John F. Splain (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Executive Vice President of Ultimus Fund Solutions, LLC

*	John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The Fund Complex consists of the Fund, the Growth Fund, the Total Return Fund and the International Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
William H. Vanover	$50,001 – 100,000	Over $100,000
Jody T. Foster	None	$10,001 – $50,000

As of October 1, 2018, the Trustees and officers as a group owned of record or beneficially 19.2% of the outstanding shares of the Fund.

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus Fund Solutions, LLC are not compensated by the Fund for their services. Effective January 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2018, each Independent Trustee received from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust. The following table provides compensation amounts paid by the Fund and the Trust during the fiscal year ended June 30, 2018 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex Paid to Trustees*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	$ 24,500	None	None	$ 98,000
William H. Vanover	$ 24,500	None	None	$ 98,000
Jody T. Foster	$ 24,500	None	None	$ 98,000

*	The Trust is comprised of four series, including the Fund, which constitutes the “Fund Complex.” Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by the Growth Fund, the Total Return Fund and the International Fund, the other series of the Trust. Trustee fees are split equally among the four series of the Fund Complex.

**	Interested person of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (four Trustees), the size of the Fund Complex (four funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Jody T. Foster and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2018. The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Fund. Jody T. Foster serves as the Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2018, the Audit Committee met three times.

Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

Three of the four Trustees have served in such capacity for more than 18 years and the other Trustee has served in such capacity for more than 2 years. During this period each of those Trustees has participated in regular and, on occasion, special Board meetings. Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Fund and its shareholders. Through their years of service on the Board, these Trustees have developed a thorough understanding of their role and responsibilities to the Fund and its shareholders. For example, the Trustees review the Fund’s financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Fund, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Fund.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Fund, and serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis. His research included the fundamental and technical analysis of stocks, options, precious metals and grains. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, Chief Compliance Officer and Investment Counselor) from 1982 until his retirement in June 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

•	Ms. Jody T. Foster is the founder and President of Symphony Consulting LLC, a consulting firm providing compliance, finance, marketing, operations and human resources services to public and private fund advisers in traditional and alternative investing. The firm has provided services to over 200 private and registered funds, ranging from start-up funds to funds with $10 billion under management. Ms. Foster has been in the financial services industry since 1996 and has held positions with responsibility for, among other things, investment research and performance analysis for asset managers; financial reporting and budgeting; business development and training; information technology; and executive recruiting. She is the founder of the Atlanta Women in Alternatives Group, a 150-member organization comprised of women serving alternative investment firms. The Board has concluded that Ms. Foster is qualified to serve as a Trustee because of her extensive experience in financial services and investment management industries, as well as her business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

As the use of technology and the frequency of cyber attacks have become more prevalent, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund, or the Adviser or another service provider to the Fund, to lose proprietary information, suffer data corruption or lose operational capacity. This could adversely affect the Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding the Fund’s ability to calculate its net asset value; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund's investment portfolio. A cyber attack may cause financial losses to the Fund by impeding trading or portfolio management, causing reputational damage, or subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cyber breaches may include, among other things, gaining unauthorized access to the Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity breaches of the Adviser or other service providers to the Fund (including its administrator, transfer agent, intermediaries and custodian) or issuers in which the Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures, designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies and procedures will be effective in preventing an impairment of the Fund's operations or preventing a loss to the Fund as a consequence of a cybersecurity breach. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Fund does not directly control the cybersecurity systems of issuers, the Adviser or service providers. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc. (the “Adviser”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of February 1, 2012 and last amended as of July 1, 2013 (the “Advisory Agreement”). The Adviser, founded in August 1999, is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.90% of the first $2 billion of average daily net assets of the Fund, 0.85% of the next $3 billion of such assets, and 0.80% of such assets over $5 billion, less any fee deferrals.

The Adviser has contractually agreed that, until November 1, 2019, it will defer its advisory fees and/or absorb or reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average daily net assets. Any fee reductions or expense reimbursements by the Adviser, either before or after November 1, 2019, are subject to repayment by the Fund provided the Fund is able to effect such repayment without causing ordinary operating expenses to exceed an amount equal to 1.25% annually of its average daily net assets, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser may agree to continue after November 1, 2019 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

During the fiscal year ended June 30, 2018, the fees payable to the Adviser as calculated under the Advisory Agreement were $57,838; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser did not collect any of such fees and, in addition, reimbursed the Fund for $223,555 of its other operating expenses. During the fiscal year ended June 30, 2017, the fees payable to the Adviser as calculated under the Advisory Agreement were $63,060; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser did not collect any of such fees and, in addition, reimbursed the Fund for $246,988 of its other operating expenses. During the fiscal year ended June 30, 2016, the fees payable to the Adviser as calculated under the Advisory Agreement were $71,626; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser did not collect any of such fees and, in addition, reimbursed the Fund for $202,679 of its other operating expenses. Pursuant to the Expense Limitation Agreement, as of June 30, 2018, the Adviser may in the future recoup from the Fund advisory fee deferrals and expense reimbursements in the amount of $865,746. Of this amount, the Adviser may recoup $274,305 no later than June 30, 2019, $310,048 no later than June 30, 2020 and $281,393 no later than June 30, 2021.

Unless sooner terminated, the Advisory Agreement will continue in effect until July 20, 2019, and thereafter may remain in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Fund’s lead portfolio manager is John P. Hussman, Ph.D. William J. Hester, CFA, a Senior Research Analyst of the Adviser, is the co-portfolio manager of the Fund.

Other Accounts Managed (as of June 30, 2018)

Dr. Hussman is also responsible for the day-to-day management of the Growth Fund, the Total Return Fund and the Hussman International Fund three other series of the Trust. Mr. Hester is also the co-portfolio manager of the International Fund. As of the date of this Statement of Additional Information, the Fund, the Growth Fund, the Total Return Fund and the International Fund are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund, the Total Return Fund and the International Fund, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$625,577,771 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
William J. Hester, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$26,972,819 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers managing, in addition to the Fund, the Growth Fund, the Total Return Fund and the International Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund, the Total Return Fund and/or the International Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund, the Total Return Fund and/or the International Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund, the Total Return Fund and the International Fund. However, compensation is not directly based upon the Fund’s performance or the value of the Fund’s assets.

Compensation of Mr. Hester consists of a fixed salary plus a bonus from the Adviser, as determined by Dr. Hussman in his sole discretion.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by Dr. Hussman and Mr. Hester as of June 30, 2018.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	$500,001 – $1,000,000
William J. Hester, CFA	$100,001 – $500,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal years ended June 30, 2018, 2017 and 2016, the Fund paid aggregate brokerage commissions of $5,057, $7,241 and $8,592, respectively.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share and calculation of the dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; 0.025% of such assets between $5 billion and $7 billion; 0.02% of such assets between $7 billion and $9 billion; and 0.015% of such assets over $9 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million; 0.005% of such assets between $500 million and $5 billion; and 0.0025% of such assets over $5 billion. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2018, Ultimus received fees of $24,000 from the Fund in its capacity as Administrator, $30,636 in its capacity as Fund Accountant and $18,000 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2017, Ultimus received fees of $24,000 from the Fund in its capacity as Administrator, $30,703 in its capacity as Fund Accountant and $18,000 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2016, Ultimus received fees of $24,000 from the Fund in its capacity as Administrator, $30,802 in its capacity as Fund Accountant and $18,000 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 7, 2019. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $70,000 per annum, plus an asset-based fee computed at the annual rate of 0.00125% of the average value of the Trust’s aggregate daily net assets over $1.4 billion. The Fund pays its proportionate share of such fee along with the other series of the Trust. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. During the fiscal years ended June 30, 2018, 2017 and 2016, Ultimus received compliance service fees from the Fund of $5,002, $4,763 and $4,742, respectively.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of Ultimus and officers of the Trust.

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2019.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees will allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Forms N-Q and N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•	Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2018.

Name and Address	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	102,684.309	12.4%	Record
The Hussman Foundation, Inc. 6021 University Boulevard Suite 490 Ellicott City, Maryland 21043	371,588.633	44.9%*	Record and Beneficial
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	65,768.617	7.9%	Record
John P. Hussman, Ph.D. 6021 University Boulevard Suite 490 Ellicott City, Maryland 21043	83,717.761	10.1%	Record and Beneficial
Trevor Erxleben 800 West 5th Street Austin, Texas 78703	60,307.041	7.3%	Record and Beneficial

*	May be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of June 30, 2018, the Fund had short-term capital loss carryforwards of $1,039,147 and long-term capital loss carryforwards of $486,736 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, individual taxpayers with taxable incomes above $500,000 ($600,000 for married taxpayers filing jointly, $300,000 for married taxpayers filing separately and $500,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and redemption proceeds (after December 31, 2018) paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gain from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. To the extent that the Adviser voluntarily or contractually reduces its fees or absorbs certain operating expenses of the Fund pursuant to expense limitation arrangements, the total return of the Fund will be higher than it would be in the absence of such arrangements.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund’s average annual total returns for periods ended June 30, 2018 were:

1 Year	-0.02%
5 Years	-1.40%
Since Inception (February 6, 2012)	-0.34%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period from inception (February 6, 2012) to June 30, 2018 is -2.15%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund’s average annual return for the three years ended June 30, 2018 is -2.33%. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Yield

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd +1)6 – 1]

Where:

a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund’s yield for June 2018 was 0.64%.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Standard & Poor’s, Bloomberg Barclays, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended June 30, 2018, which have been audited by Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the annual report of the Trust dated June 30, 2018.

APPENDIX A

Hussman Investment Trust and

Hussman Strategic Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(b)	Bylaws — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Growth Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2016

(ii)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Total Return Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on October 28, 2011

(iii)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic International Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on October 28, 2013

(iv)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Value Fund (formerly Hussman Strategic Dividend Value Fund) – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on October 28, 2013

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(f)	Inapplicable

(g)	(i)	Custody Agreement with US Bank NA (formerly Firstar Bank, N.A.) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(ii)	Amendment to Custody Agreement with US Bank NA dated September 10, 2002 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on October 28, 2002

(iii)	Amendment to Custody Agreement with US Bank NA dated August 1, 2005 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(iv)	Addendum to Custody Agreement with US Bank NA dated December 21, 2011 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(v)	Custody Agreement with The Northern Trust Company on behalf of Hussman Strategic International Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(h)	(i)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Growth Fund — Filed herewith

(ii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Total Return Fund – Filed herewith

(iii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic International Fund – Filed herewith

(iv)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Value Fund – Filed herewith

(v)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(vi)	Amendment to Administration Agreement with Ultimus Fund Solutions, LLC – Filed herewith

(vii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(viii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(ix)	Amendment to Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Filed herewith

(x)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27 filed on October 27, 2017

(i)	Legal Opinion — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on November 18, 201

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith

(k)	Inapplicable

(l)	Initial Capital Agreement — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on July 12, 2000

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(ii)	Code of Ethics of Hussman Strategic Advisors, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on October 27, 2006

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on October 28, 2011

(Other Exhibits)	(i)	Powers of Attorney for John P. Hussman, David C. Anderson and William H. Vanover — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on July 12, 2000

(ii)	Power of Attorney for Jody T. Foster — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2016

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with Hussman Strategic Advisors, Inc. (“Hussman”) provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

Hussman is a registered investment adviser that manages more than $558 million in assets as of September 30, 2018. Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.

The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

•	John P. Hussman – President, Treasurer and director of Hussman; President and a Trustee of Registrant

•	John F. Splain – Chief Compliance Officer of Hussman; Secretary and Chief Compliance Officer of Registrant; Executive Vice President of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent).

•	Brooke S. Steinau – Secretary of Hussman; Assistant Treasurer of Registrant

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for Williamsburg Investment Trust, The Cutler Trust, The Investment House Funds, Schwartz Investment Trust, CM Advisors Family of Funds, Piedmont Investment Trust, Chesapeake Investment Trust, AlphaMark Investment Trust, Papp Investment Trust, The First Western Funds Trust, Ultimus Managers Trust, Eubel Brady & Suttman Mutual Fund Trust, the Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Wilshire Mutual Funds Inc., Wilshire Variable Insurance Trust, Capital Series Trust, Unified Series Trust, Oak Associates Funds, Valued Advisers Trust and the Chartwell Funds, other open-end investment companies; and Peachtree Alternative Strategies Fund and FSI Low Beta Absolute Return Fund, closed-end investment companies.

(b)	The following list sets forth the directors and executive officers of the Distributor.

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Kurt B. Krebs	Vice President, Chief Financial Officer and Treasurer	None
Stephen L. Preston	Vice President, Chief Compliance Officer and AML Compliance Officer	Assistant Vice President/AML Compliance Officer
Steven F. Nienhaus	Vice President, Chief Technology Officer and Chief Information Security Officer	None
Douglas K. Jones	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Strategic Advisors, Inc., 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043. Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians, US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, and The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 29th day of October, 2018.

HUSSMAN INVESTMENT TRUST

By:	/s/ John P. Hussman
John P. Hussman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. Hussman	Trustee and President	October 29, 2018
John P. Hussman	(Principal Executive Officer)

/s/ Mark J. Seger	Treasurer	October 29, 2018
Mark J. Seger	(Principal Financial Officer)

*	Trustee
David C. Anderson

*	Trustee
William H. Vanover

*	Trustee
Jody T. Foster
/s/ John F. Splain
John F. Splain
Attorney-in-fact*
October 29, 2018

INDEX TO EXHIBITS

28(h)(i)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Growth Fund
28(h)(ii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Total Return Fund
28(h)(iii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic International Fund
28(h)(iv)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Value Fund
28(h)(vi)	Amendment to Administration Agreement with Ultimus Fund Solutions, LLC
28(h)(ix)	Amendment to Fund Accounting Agreement with Ultimus Fund Solutions, LLC
28(j)	Consent of Independent Registered Public Accounting Firm